Securities Act File No. 333-151672

Investment Company Act File No. 811-22208

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 231	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 232	☒

VALUED ADVISERS TRUST

(Exact Name of Registrant as Specified in Charter)

2960 N. Meridian St., Suite 300, Indianapolis, Indiana 46208

(Address of Principal Executive Offices, Zip Code)

Registrant’s Telephone Number, including Area Code: (317) 917-7000

Capitol Services, Inc.

1675 S. State St., Suite B, Dover, Delaware 19901

(Name and Address of Agent for Service)

With Copies to:

John H. Lively

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Parkway, Ste. 310

Leawood, KS 66211

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b);
☐	on (date) pursuant to paragraph (b);
☐	60 days after filing pursuant to paragraph (a)(1);
☐	on February 28, 2016 pursuant to paragraph (a)(1);
☐	75 days after filing pursuant to paragraph (a)(2); or
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

February 29, 2016

DREMAN CONTRARIAN FUNDS

Dreman Contrarian Small Cap Value Fund

Class A – DRSAX

Retail – DRSVX

Institutional – DRISX

Dreman Contrarian Funds

c/o Ultimus Asset Services, LLC

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

(800) 247-1014

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.

Any representation to the contrary is a criminal offense.

The Prospectus gives you important information about the Fund that you should know before you invest. Please read this Prospectus carefully before investing and use it for future reference.

FUND SUMMARY

DREMAN CONTRARIAN SMALL CAP VALUE FUND

Investment Objective

The investment objective of the Dreman Contrarian Small Cap Value Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts or waivers if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts or waivers is available from your financial professional and in the section “How to Buy Shares — Sales Charges” on page 16 of this prospectus.

	Class A	Retail	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or current net asset value, whichever is less)	1.00%[1]	None	None
Redemption Fee (as a percentage of the amount redeemed within 60 days, if applicable; a $15 fee for redemptions paid by wire)	None	1.00%	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	0.25%	0.25%	None
Other Expenses	0.31%	0.31%	0.31%
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%

Total Annual Fund Operating Expense	1.45%	1.45%	1.20%

1	The Fund charges this fee only in cases where the sales load was waived on Class A shares and such shares are subsequently redeemed within 18 months of their purchase.

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Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Only the one year number shown below reflects the Adviser’s agreement to waive fees and/or reimburse Fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$714	$1,007	$1,322	$2,210

Retail Class	$148	$459	$792	$1,735

Institutional Class	$122	$381	$660	$1,455

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

The Fund will invest primarily in a diversified portfolio of equity securities of companies that are similar in market capitalization to those listed on the Russell 2000® Value Index. As of December 31, 2015, the range of market capitalization of companies included in the Russell 2000® Value Index was $15 million to $5.2 billion. The size of companies in the Index changes with market conditions and the composition of the Index. The Advisor seeks to find overlooked companies with low price-to-earnings (“P/E”) ratios, solid financial strength and strong management that are selling below their intrinsic value.

Under normal circumstances, the Fund will invest at least 80% of its assets (including borrowings for investment purposes) in common stocks of small capitalization companies that at the time of purchase are similar in market capitalization to those listed on the Russell 2000® Value Index. The Fund may invest up to 20% of its assets in foreign securities (including securities of emerging market countries), including American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”) that are traded on U.S. markets. Small capitalization companies in which the Fund may invest include closed-end funds that invest primarily in small capitalization companies. The Fund also may invest in preferred stocks, convertible securities, such as convertible preferred stock or convertible debt securities, and warrants. The Fund intends to remain

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substantially invested in equity securities. However, the Fund may invest up to 20% of its assets in investment-grade fixed income securities of any maturity if the Advisor believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities.

Principal Risks

The principal risks of investing in the Fund are summarized below. There may be circumstances that could prevent the Fund from achieving its investment goal and you may lose money by investing in the Fund. You should carefully consider the Fund’s investment risks before deciding whether to invest in the Fund.

Equity Risk. The prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform the securities markets generally.

Value Risk. The market may not agree with the Advisor’s determination that a security is undervalued, and the security’s price may not increase to what the Advisor believes is its full value. It may even decrease in value. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

Management Risk. The Advisor’s value-oriented approach may fail to produce the intended results. If the Advisor’s perception of the value of a company is not realized in the expected time frame, the Fund’s overall performance may suffer.

Small Cap Risk. The earnings and prospects of smaller companies are more volatile than larger companies. Smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

Foreign Risk. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign country. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses.

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Emerging Markets Risk. To the extent that the Fund invests in issuers located in emerging markets, the foreign securities risk may be heightened.

Pricing Risk. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Liquidity Risk. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.

Sector Risk. To the extent that the Fund focuses in one or more sectors, factors affecting those sectors could affect Fund performance.

Closed-End Fund Risk. When the Fund invests in closed-end funds, it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying closed-end funds. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the risks taken by the underlying funds in which it invests. In addition, closed-end funds pose additional risks. The amount of public information available about closed-end funds is generally less than for mutual funds. Consequently, the Advisor may make investment decisions based on information that is incomplete or inaccurate. In addition, because closed-end funds are not redeemable at the holder’s option, such funds typically trade primarily on the secondary market. The secondary market for non-exchange listed funds tends to be less liquid, which may adversely affect the Fund’s ability to sell its securities at attractive prices. In addition, such securities may be subject to increased price volatility. The market price of a closed-end fund’s shares may be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than, or equal to, the closed end fund’s net asset value. This means that a closed end fund’s shares may trade at a discount to (or below) its net asset value.

Fixed Income Securities Risks. The issuer of a fixed income security may not be able to make interest and principal payments when due. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return. As nominal interest rates rise, the value of fixed income securities held by the Fund is likely to decrease. A nominal interest rate is the sum of a real interest rate and an expected inflation rate. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

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Performance

The bar chart and performance table below show for the Fund’s Retail Class Shares how the Fund’s investment results have varied from year to year. The table below shows how the Fund’s average annual total returns for the one-year, five-year and since inceptions periods compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) of the Fund is no guarantee of how it will perform in the future.

The Fund began operations on December 31, 2003 as a separate series of Unified Series Trust (the “Original Fund”). On January 22, 2008, the Original Fund was reorganized as a new series of the Dreman Contrarian Funds, a Delaware statutory trust (the “Predecessor Fund”). The Predecessor Fund was reorganized on February 28, 2013 from a series of Dreman Contrarian Funds to a series of the Valued Advisers Trust, a Delaware statutory trust (the “Reorganization”). The performance shown below includes performance for the Original Fund and Predecessor Fund. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Keep in mind that past performance (before and after taxes) may not indicate how well the Fund will perform in the future. The performance information below is intended to serve as an illustration of the variability of the Fund’s returns since the Fund is a continuation of the Predecessor Fund and has the same investment objective and investment strategies as the Predecessor Fund. While the Fund is substantially similar to the Predecessor Fund and theoretically would have invested in the same portfolio of securities, the Fund’s performance during the same time period may have been different than the performance of the Original Fund and Predecessor Fund due to, among other things, differences in fees and expenses. Institutional shares were sold without a sales charge, and the performance results would have been lower otherwise.

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Year-by-Year Annual Total Return of the Fund — Retail Class (for the periods ended December 31st)

Highest/Lowest quarterly results during this time period were:

Best Quarter: 2nd Quarter, 2009, 22.40%

Worst Quarter: 3rd Quarter, 2011, (22.84)%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2015)

	1 Year	5 Years	10 Years or Life of Fund[1]
Dreman Contrarian Small Cap Value Fund
Retail Class Return Before Taxes	(4.94%)	7.32%	7.96%
Retail Class Return After Taxes on Distributions	(7.57%)	5.29%	6.88%
Retail Class Return After Taxes on Distributions and Sale of Portfolio Shares	(0.61%)	5.75%	6.49%
Institutional Class Return Before Taxes	(4.67%)	7.55%	5.98%
Class A Return Before Taxes	(10.45%)	6.09%	9.04%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	(7.47%)	7.67%	5.57%[2]

[1]

The inception date for the Retail Class shares of the Fund was December 31, 2003. The inception date for the Institutional Class shares of the Fund was August 22, 2007. The inception date for the Class A shares of the Fund was November 20, 2009.

[2]	Based on the inception date of the Retail Class shares.

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After-tax returns are shown for the Retail Class only. After-tax returns for Institutional Class and Class A will vary. After-tax returns are calculated using the historical highest individual federal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Performance data current to the most recent month end may be obtained by calling (800)247-1014. Performance data current to the most recent quarter end may be obtained on the Fund’s website at www.dremancontrarianfunds.com

Portfolio Management

Investment Adviser. Dreman Value Management, LLC

Portfolio Managers. The following portfolio managers are jointly responsible for the day-to-day management of the Fund. Mark Roach is the Lead Portfolio Manager for the Fund. Mark Roach and Mario Tufano manage the Fund, and are assisted by David Dreman.

•	Mark Roach; Managing Director of the Advisor; Lead Portfolio Manager of the Fund since 2006

•	Mario Tufano, CFA; Vice President and Senior Securities Analyst of the Advisor; Portfolio Manager of the Fund since 2010

•	David N. Dreman; Chairman of the Advisor; Portfolio Manager of the Fund since inception in 2003

Purchase and Sale of Fund Shares

Minimum Initial Investment	To Place Buy or Sell Orders
Class A: $2,500 Retail: $2,500 Institutional: $100,000	By Mail:	Dreman Contrarian Small Cap Value Fund Ultimus Asset Services, LLC P.O. Box 6110 Indianapolis, IN 46206
Minimum Additional Investment
$1,000 for all share classes	By Phone:	(800) 247-1014

You may purchase or sell (redeem) your shares on any day the New York Stock Exchange is open, either directly through the Fund’s Transfer Agent by calling (800) 247-1014, or through your broker-dealer or financial intermediary. You may also redeem shares by submitting a written request to the address above.

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Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S

PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective of the Funds

The investment objective of the Dreman Contrarian Small Cap Value Fund (the “Fund”) is long-term capital appreciation.

The Fund’s investment objective is not fundamental and may be changed without shareholder approval.

Principal Investment Strategies

The Fund will invest primarily in a diversified portfolio of equity securities of companies that are similar in market capitalization to those listed on the Russell 2000® Value Index. As of December 31, 2015, the range of market capitalization of companies included in the Russell 2000® Value Index was $15 million to $5.2 billion. The size of companies in the Index changes with market conditions and the composition of the Index. The Advisor seeks to find overlooked companies with low P/E ratios, solid financial strength and strong management that are selling below their intrinsic value.

Under normal circumstances, the Fund will invest at least 80% of its assets (including borrowings for investment purposes) in common stocks of small capitalization companies that at the time of purchase are similar in market capitalization to those listed on the Russell 2000® Value Index. This investment policy may not be changed without at least sixty (60) days’ notice to Fund shareholders. The Fund may invest up to 20% of its assets in foreign securities (including securities of emerging market countries), including ADRs or GDRs that are traded on U.S. markets. Small capitalization companies in which the Fund may invest include closed-end funds that invest primarily in small capitalization companies. The Fund also may invest in preferred stocks, convertible securities, such as convertible preferred stock or convertible debt securities, and warrants. The Fund intends to remain substantially invested in equity securities. However, the Fund may invest up to 20% of its assets in investment-grade fixed income securities of any maturity if the Advisor believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities.

In considering whether to purchase a particular security, the Advisor considers a number of factors. Securities having a low P/E ratio are used to initially screen securities and establish the potential universe of securities from which the Advisor will select investments. The Advisor will then perform an analytical process to make the final security selection. The specific factors considered in this process will vary depending on the particular security, the sector it is in, as well as market conditions; however, these specific factors may include: trailing twelve month P/E ratio, price to book ratio, dividend yield, the method in which the company has historically utilized free cash flow (such as stock buy back programs, financing capital expenditures, etc.), market capitalization, stock price relative to the stock’s historical stock price, earnings growth

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rate, debt to capital ratio, and return on equity. The order of the list above does not necessarily represent the order or weight given to those factors. Additional factors may be considered by the Advisor depending on market conditions and the security being evaluated for purchase.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are described below. There may be circumstances that could prevent the Fund from achieving its investment goal and you may lose money by investing in the Fund. You should carefully consider the Fund’s investment risks before deciding whether to invest in the Fund.

Equity Risk. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform the securities markets generally.

Value Risk. The Fund seeks to invest in securities that are undervalued or out of favor with the market in the Advisor’s opinion. The market may not agree with the Advisor’s determination that a security is undervalued, and the security’s price may not increase to what the Advisor believes is its full value. It may even decrease in value. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

Management Risk. The Advisor’s value-oriented approach may fail to produce the intended results. If the Advisor’s perception of the value of a company is not realized in the expected time frame, the Fund’s overall performance may suffer.

Small Cap Risk. To the extent the Fund invests in smaller capitalization companies, the Fund will be subject to additional risks. These include:

•	The earnings and prospects of smaller companies are more volatile than larger companies.

•	Smaller companies may experience higher failure rates than do larger companies.

•

The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

•	Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

Pricing Risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

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In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Liquidity Risk. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.

Foreign Risk. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign country. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Advisor does not intend to hedge against currency movements in the various markets in which the Fund invests so the value of the Fund is subject to the risk of adverse changes in currency exchange rates.

Emerging Markets Risk. To the extent that the Fund invests in issuers located in emerging markets, the foreign securities risk may be heightened. Due to political changes, changes in taxation, or currency controls that could adversely affect investments located in emerging market countries, investments of this nature may be more volatile than investments made in the markets of more developed foreign countries with more mature economies.

Sector Risk. To the extent that the Fund focuses in one or more sectors, factors affecting those sectors could affect Fund performance. For example, financial services companies could be hurt by changing government regulations, increasing competition and interest rate movements.

Closed-End Fund Risk. When the Fund invests in closed-end funds, it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying closed-end funds. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the risks taken by the underlying funds in which it invests. In addition, closed-end funds pose additional risks. The amount of public information available about closed-end funds is generally less than for mutual funds. Consequently, the Advisor may make investment decisions based on information that is incomplete or inaccurate. In addition, because closed-end funds are not redeemable at the holder’s option, such funds typically trade primarily on the secondary market. The secondary market for non-exchange listed funds tends to be less liquid, which may adversely affect the Fund’s ability to sell its securities at attractive prices. In addition, such securities may be subject to increased price volatility. The

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market price of a closed-end fund’s shares may be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than, or equal to, the closed end fund’s net asset value. This means that a closed end fund’s shares may trade at a discount to (or below) its net asset value.

Fixed Income Securities Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return. As nominal interest rates rise, the value of fixed income securities held by the Fund is likely to decrease. A nominal interest rate is the sum of a real interest rate and an expected inflation rate. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

An investment in the Fund is not a deposit at a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

GENERAL INVESTMENT STRATEGIES AND RELATED RISKS

Value Stocks. The Advisor is a deep value contrarian investor that focuses on finding bargains — temporarily depressed or overlooked stocks that the Advisor believes the market has misjudged as to future prospects. For example, securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, its industry or the stock market in general, or as a result of market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company. However, the Advisor does not focus exclusively on the “cheapness” of the stock. The Advisor will apply careful and sophisticated analytical techniques to each stock in the low P/E universe to identify those with fundamental financial strength. The Advisor also will seek to limit the risks of investing in a Fund by avoiding the deceptively appealing fad of the day. The Advisor believes that buying securities at a price that is below their true worth may achieve greater returns for a Fund than those generated by paying premium prices for companies currently in favor in the market. The Advisor typically will sell a stock when the Advisor believes that its price is unlikely to go higher, its fundamental factors have changed, or other investments offer better opportunities. The Advisor will seek to avoid the common mistake of “overstaying,” or watching the price of a particular stock move sharply higher only to see it nosedive thereafter.

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Foreign Stocks. The Fund may invest in foreign stocks, either directly or through ADRs or GDRs, which are issued by a bank or trust company and represent ownership of underlying securities issued by a foreign company. ADRs and GDRs are alternatives to the direct purchase of the underlying foreign stock. Securities of foreign companies may be riskier than securities of U.S. companies.

Foreign Investing. The Fund may purchase equity and other securities issued in foreign countries, both developed and undeveloped. In addition to the usual risks inherent in domestic investments, substantial risks are involved in investing in securities issued by companies in foreign nations. Such risks include: the possibility of expropriation; nationalization; confiscatory taxation; taxation of income earned in foreign nations or other taxes imposed relating to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country); political or social instability; and diplomatic developments that could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than negotiated as in the U.S., are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, broker-dealers and listed companies than in the U.S. The securities markets of many of the countries in which a Fund may invest also may be smaller, less liquid and subject to greater price volatility than those in the U.S. Further, in some countries it may be difficult for a Fund to establish direct legal ownership of investments it has made.

The Fund’s investments in emerging or developing countries involve the same risks as are described above for foreign investing. In addition, many companies in emerging or developing countries generally do not have lengthy operating histories. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies. There may be a lack of availability of currency hedging or other risk management techniques in certain developing countries. Emerging market countries may suffer from currency devaluation and higher rates of inflation. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded on more developed markets.

Depository Receipts. The Fund may invest in American Depository Receipts (“ADRs”), and Global Depository Receipts (“GDRs”) that are traded on U.S. markets. The International Fund may also invest in European Depository Receipts (“EDRs”). ADRs are securities, typically issued by a U.S. financial institution (a “depository”), that

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evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. GDRs and EDRs are securities that represent ownership interests in a security or pool of securities issued by a foreign or U.S. corporation. Depository receipts may be available through “sponsored” or “un-sponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an un-sponsored facility is established by the depository without participation by the issuer of the underlying security.

Holders of un-sponsored depository receipts generally bear all of the costs of the un-sponsored facility. The depository of an un-sponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of un-sponsored depository receipts may provide less information to receipt holders. Investments in depository receipts do not eliminate the risks in investing in foreign issuers. The market value of depository receipts is dependent on the market value of the underlying securities, and fluctuations in the relative value of the currencies in which the depository receipts and the underlying securities are quoted.

Investments in Other Investment Companies. The Fund may invest in closed-end funds. The structure of a closed-end fund poses additional risks than are involved when investing in open-end mutual funds. For example, closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder, and typically engage in a continuous offering of their shares. If a closed-end fund’s underlying market value rises and a fund’s premium narrows or its discount widens, the price return of the closed-end fund — the actual return to the shareholder — will be less than the fund’s NAV return. Generally, demand for the type of asset class in which a closed-end fund invests will drive changes in, and levels of, premiums and discounts. The market price of closed-end fund shares may also be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than or equal to the closed fund’s net asset value. Another risk generally associated with closed-end funds is that most closed-end funds leverage their assets in the attempt to enhance their yield at the expense of increased NAV volatility.

Derivatives. Occasionally, the Fund may invest in index futures in order to equitize cash or to hedge risk. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. The specific risks of trading in futures contracts are that the low margin or premiums normally required in such trading may provide a large amount of leverage, and a relatively small change in the

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price of a security or contract can produce a disproportionately larger profit or loss. There is no assurance that a liquid secondary market will exist for futures contracts purchases or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses.

Changes in Investment Objectives and Policies. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees of the Trust, without a vote of shareholders, upon sixty (60) days’ prior written notice to shareholders.

Temporary Defensive Measures. From time to time, a Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, a Fund may hold up to 100% of its assets in short-term U.S. government securities, money market instruments, shares of other no-load mutual funds or repurchase agreements. If a Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, a Fund may not achieve its investment objective. Each Fund may also invest in these instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies.

Is the Fund right for you?

The Fund may be suitable for:

•	Long-term investors seeking a fund with a long-term capital appreciation investment strategy.

•	Investors willing to accept greater price fluctuations associated with investments in smaller companies.

•	Investors who can tolerate the greater risks associated with small company stock.

Portfolio Holdings.

Information about the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is included in the Statement of Additional Information.

HOW TO BUY SHARES

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to

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market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

The minimum initial investments in the Fund are $2,500 for Class A and Retail Share Classes and $100,000 for Institutional Share Class. The Adviser may, in its sole discretion, waive these minimums for accounts participating in an automatic investment program and in certain other circumstances. The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. The financial intermediary may also impose minimum requirements that are different from those set forth in this Prospectus. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Class A Shares

Class A shares of the Fund are purchased at the public offering price (i.e., net asset value plus the sales charge), are sold primarily through broker-dealers and other financial institutions, and are subject to 12b-1 fees discussed in more detail below under “Distribution Plans.” Class A shares may also be purchased directly from the Fund through the distributor or the Advisor. While Class A shares are subject to a sales charge, discussed under “Sales Charges” below, to compensate dealers of the Fund for additional services they may provide to you, they are not subject to the short-term redemption fee of 1.00% that the Retail Class shares are subject to. The minimum initial investment in the Class A shares of a Fund is $2,500 and minimum subsequent investments are $1,000. The Advisor may, in its sole discretion, waive these minimums for individual retirement accounts (“IRAs”), for accounts participating in an automatic investment program, and in certain other circumstances. You should select the class of shares that best addresses your investment needs.

Retail Class Shares

Retail Class shares of the Fund are purchased at NAV. Like the Class A shares, Retail Class shares are sold through broker-dealers and other financial institutions or directly from the Fund through the distributor or the Advisor, however, Retail Class shares are not subject to a sales charge. They are, however, subject to a 1.00% short-term redemption fee, which is discussed in more detail below under the sub-heading “Fund Policy on Market Timing.” In addition, Retail Class shares are subject to 12b-1 fees

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discussed in more detail below under “Distribution Plans.” The minimum initial investment in Retail Class shares is $2,500 and minimum subsequent investments are $1,000. The Advisor may, in its sole discretion, waive these minimums for IRAs, for accounts participating in an automatic investment program, and in certain other circumstances. You should select the class of shares that best addresses your investment needs.

Institutional Class Shares

The Institutional Class shares of the Fund are purchased at NAV, are intended for high net worth individual investors and qualified institutions purchasing shares for their own account or for qualifying omnibus accounts, and are not subject to any 12b-1 fees. Qualified institutions include corporations, banks, insurance companies, trusts, endowments, foundations, qualified retirement plans, registered investment advisors and broker-dealers. The minimum initial investment for the Institutional Class shares of a Fund is $100,000, and subsequent investments are subject to a minimum of $1,000. The Advisor may, in its sole discretion, waive these minimums for existing clients of the Advisor and other related parties, as well as in certain other circumstances.

Initial Purchase

By Mail – To be in proper form, your initial purchase request must include:

•	a completed and signed investment application form; and

•	a personal check with name pre-printed (subject to the minimum amount) made payable to the Fund and class of shares.

Mail the application and check to:

U.S. Mail:	Overnight:
Dreman Contrarian Small Cap Value Fund c/o Ultimus Asset Services, LLC P.O. Box 6110 Indianapolis, Indiana 46206-6110	Dreman Contrarian Small Cap Value Fund c/o Ultimus Asset Services, LLC 2960 N. Meridian Street, Suite 300 Indianapolis, Indiana 46208

By Wire – You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (800) 247-1014 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Ultimus Asset Services, LLC, the Fund’s transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund and its custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price per share

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will be the net asset value next determined after the wire purchase is accepted by the Fund. Any delays, which may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Sales Charges

Class A shares of the Fund are purchased at the public offering price through broker-dealers and other financial institutions. The term “offering price” includes a sales charge. Therefore, the public offering price for the Class A shares is the next determined net asset value per share plus a sales charge as shown in the table below. Certain persons may be entitled to purchase shares of the Fund without paying a sales commission. See “Purchases Without a Sales Charge.”

	Sales Charge as a % of:
Amount of Investment	Public Offering Price	Net Amount Invested

Less than $50,000	5.75%	6.10%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 or more	None	None

Sales Charge Reduction and Waivers

Breakpoint Discounts. As the table above shows, the larger your investment in the Fund’s Class A shares, the lower the initial sales charge imposed on your purchase. Each investment threshold that qualifies for a lower sales charge is known as a “breakpoint.” You may be able to qualify for a breakpoint on the basis of a single purchase, or by aggregating the amounts of more than one purchase in the following ways:

•

Right of Accumulation. Any “purchaser” (as defined below) may buy Class A shares of the Fund at a reduced sales charge by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund then held by the purchaser and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

•

Letter of Intent. A Letter of Intent (“LOI”) for amounts of $50,000 in Class A shares or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a thirteen (13) month period, provided

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that the investor refers to such LOI when placing orders. For purposes of an LOI, the “Amount of Investment” as referred to in the preceding sales charge table includes all purchases of Class A shares of the Fund over the 13-month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13-month period starting up to ninety (90) days before the date of execution of an LOI. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact the Fund’s transfer agent to obtain an LOI application.

For purposes of determining the applicable sales charge discount, a “purchaser” includes an individual, his spouse and their children under the age of 21, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary may be involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administrator, or a single dealer, or by other means which result in economy of sales effort or expense.

Shareholder’s Responsibility With Respect to Breakpoint Discounts. In order to obtain any of the sales charge discounts set forth above, you must inform your financial adviser of the existence of any eligible amounts under any Rights of Accumulation or LOI, in accounts held by Family Members at the time of purchase. You must inform your financial advisor of all shares of a Fund held (i) in your account(s) at the financial advisor, (ii) in your account(s) by another financial intermediary, and (iii) in any other accounts held at any financial intermediary belonging to Family Members. IF YOU FAIL TO INFORM YOUR FINANCIAL ADVISER OR THE FUND OF ALL ELIGIBLE HOLDINGS OR PLANNED PURCHASES, YOU MAY NOT RECEIVE A SALES CHARGE DISCOUNT TO WHICH YOU WOULD OTHERWISE BE ENTITLED. The Fund will require the names and account numbers of all accounts claimed in connection with a request for a sales charge discount. You may also be required to provide verification of holdings (such as account statements and/or copies of documents that reflect the original purchase cost of your holdings) that qualify you for a sales charge reduction. As such, it is very important that you retain all records that may be needed to substantiate an original purchase price of your holdings, as the Fund, its transfer agent, and financial intermediaries may not maintain this information.

Purchases Without a Sales Charge. The persons described below may purchase and redeem Class A shares of the Fund without paying a sales charge. In order to purchase

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Class A shares without paying a sales charge, you must notify the Fund’s transfer agent as to which conditions apply.

•	Trustees, officers and employees of the Fund, the Advisor, and service providers of the Fund, including members of the immediate family of such individuals and employee benefit plans of such entities;

•

Broker-dealers with selling agreements with the Fund’s distributor or otherwise entitled to be compensated under a Fund’s 12b-1 Class A Distribution Plan (and employees, their immediate family members and employee benefit plans of such entities);

•	Registered representatives (and their immediate family members) of broker-dealers with selling agreements with the Fund’s distributor;

•	Tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the Fund;

•

Financial planners, registered investment advisers, bank trust departments and other financial intermediaries with service agreements with the Fund’s distributor (and employees, their immediate family members and employee benefit plans of such entities);

•

Clients (who pay a fee to the relevant administrator or financial intermediary) of administrators of tax-qualified plans, financial planners, registered investment advisers, bank trust departments and other financial intermediaries, provided the administrator or financial intermediary has an agreement with the Fund’s distributor or the Fund for this purpose;

•

Clients of the Fund’s Advisor who were not introduced to the Advisor by a financial intermediary and, prior to the effective date of the Fund, executed investment management agreements with the Advisor;

•	Separate accounts of insurance companies, provided the insurance company has an agreement with the Fund’s distributor or the Fund for this purpose;

•	Participants in wrap account programs, provided the broker-dealer, registered investment adviser or bank offering the program has an agreement with the Fund’s distributor or the Fund for this purpose;

•	Clients solicited by employees of the Fund’s Advisor and who were not otherwise introduced to the Fund or the Advisor by a financial intermediary within one year of the purchase.

In addition, Class A shares of the Fund may be purchased at net asset value through processing organizations (broker-dealers, banks or other financial institutions) that have a sales agreement or have made special arrangements with the Fund’s distributor. When shares are purchased this way, the processing organization, rather than its customer, may be the shareholder of record of the shares. Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information. The

20

minimum initial and subsequent investments in a Fund for shareholders who invest through a processing organization generally will be set by the processing organization. Processing organizations may also impose other charges and restrictions in addition to, or different from, those applicable to investors who remain the shareholder of record of their shares. Thus, an investor contemplating investing with the Fund through a processing organization should read materials provided by the processing organization in conjunction with this Prospectus.

Website Disclosure. Information about sales charges, including sales load breakpoints, the Right of Accumulation and LOIs, is fully disclosed in this prospectus. The Fund believes that it is very important that an investor fully consider all aspects of their investment and be able to access all relevant information in one location. Therefore, the Fund does not make the sales charge information available to investors on a website.

Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of $1 million or more, or purchases by qualified retirement plans with at least 200 employees, however, a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed if such Class A shares are redeemed within eighteen (18) months of their purchase, based on the lower of the shares’ cost or current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge. The CDSC will be waived on redemptions of shares arising out of the death or post-purchase disability of a shareholder or settlor of a living trust account, and on redemptions in connection with certain withdrawals from IRA or other retirement plans. The Fund’s distributor receives the entire amount of any CDSC you pay. See the Fund’s Statement of Additional Information for additional information about the CDSC.

Except as stated below, the dealer of record receives commissions on sales of $1 million or more based on an investor’s cumulative purchases during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

On sales to qualified retirement plans for which no sales charge was paid because the plan had at least 200 eligible employees, the dealer of record receives commissions during each one-year measuring period, determined as described above, at the rate of 1.00% of the first $2 million, 0.80% of the next $1 million, 0.50% of the next $16 million and 0.25% thereafter.

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Additional Investments

You may purchase additional shares of the Fund at any time by mail, wire, or automatic investment. Each additional mail purchase request must contain:

1.	Your name

2.	The name on your account(s)

3.	Your account number(s)

4.	A check made payable to the Fund

Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this Prospectus. To send a bank wire, call Shareholder Services at (800) 247-1014 to obtain instructions.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application or completing a systematic investment plan form with the proper signature guarantee and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

Shares of the Fund may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pension plans (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact Shareholder Services at (800) 247-1014 for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call Shareholder Services about the IRA custodial fees at (800) 247-1014.

Distribution Plan

The Fund has adopted a distribution plan for its Class A shares in accordance with Rule 12b-1 under the 1940 Act. Under the Fund’s Class A plan, the Fund can pay a fee of up to 0.25% of the Fund’s average daily net assets of Class A shares to the Advisor or certain broker-dealers, investment advisers, bank or other financial institutions to help defray the cost of servicing Class A shareholders.

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The Fund has adopted a Rule 12b-1 Plan for Retail Class shares. Under the Fund’s Retail Class plan, the Fund pays a fee of 0.25% of Retail Class shares to help defray the cost of servicing Retail Class shareholders.

Because these fees are an ongoing expense, over time they reduce the net investment results of the Fund and may cost you more than paying other types of sales charges.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks may be accepted. In such cases, a fifteen (15) calendar day hold will be applied to the funds, (which means that you may not receive payment for your redeemed shares until the holding period has expired).

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

HOW TO REDEEM SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A CDSC may be applicable with respect to redemptions of Class A shares – see “Contingent Deferred Sales Charge” above.

By Mail. You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Overnight:
Dreman Contrarian Small Cap Value Fund c/o Ultimus Asset Services, LLC P.O. Box 6110 Indianapolis, Indiana 46206-6110	Dreman Contrarian Small Cap Value Fund c/o Ultimus Asset Services, LLC 2960 N. Meridian Street, Suite 300 Indianapolis, Indiana 46208

23

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form, less any applicable CDSC. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within thirty (30) days of the redemption request, for redemptions of $25,000 or more, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. Signature guarantees are for the protection of shareholders. All redemptions requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at (800) 247-1014 if you have questions. At the discretion of the Fund or the Fund’s transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

By Telephone. You may redeem any part of your account (up to $25,000) in the Fund by calling Shareholder Services at (800) 247-1014. You must first complete the optional Telephone Redemption section of the investment application or provide a signed letter of instruction with the proper signature guarantee stamp to institute this option. The Fund and its transfer agent and custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or its transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

By Wire. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares.

Redemptions in Kind

The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset

24

value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

Fund Policy on Market Timing

The Fund discourages market timing and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing can result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. The Board of Trustees also has adopted a redemption policy to discourage short-term traders and/or market timers from investing in the Fund. A 1.00% short-term redemption fee will be assessed by the Fund on Retail Class Shares against investment proceeds withdrawn within 60 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a “first-in, first-out” method to determine the 60 calendar day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be retained by the Fund for the benefit of existing shareholders.

If you invest in the Fund through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket (“Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. Omnibus accounts that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirements plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Advisor, due to change in an investor’s circumstances, such as death. No exceptions will be granted to persons believed to be “market-timers.”

While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the identities of

25

individual purchasers and redeemers whose orders are aggregated is not known by the Fund. Despite the Fund’s efforts to detect and prevent abusive trading activities, it may be difficult for the Fund to identify such activity in certain omnibus accounts traded through financial intermediaries since the Fund may not have knowledge of the identity of individual investors and their transactions in such accounts. Under a federal rule, the Fund is required to have an agreement with many of its intermediaries obligating the intermediaries to provide, upon the Fund’s request, information regarding the intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even if such an agreement is in place. Certain intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. The Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive. The Fund has not into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Additional Information

If you are not certain of the requirements for a redemption please call Shareholder Services at (800) 247-1014. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.

For non-retirement accounts, redemption proceeds, including dividends and other distributions, sent via check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund.

If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution. You should consult with your broker-dealer or other financial institution for more information on these fees.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may redeem all of your shares in the Fund on 45 days’ written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 45 day period. All shares of the Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. In such event, the Board may close the Fund with notice to shareholders but without obtaining shareholder approval. An involuntary redemption will

26

create a capital gain or capital loss, which may have tax consequences about which you should consult your tax adviser.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the Fund’s net asset value per share (“NAV”). The Fund’s NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business (the Stock Exchange is closed on weekends, most federal holidays and Good Friday). The Fund’s NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form. In the event the Fund holds portfolio securities that trade in foreign markets or that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

The Fund’s assets generally are valued at their market value. If market prices are not readily available (including when they are not reliable), or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the values, assets may be valued at a fair value, pursuant to guidelines established by the Board of Trustees. For example, the Fund may be obligated to fair value a foreign security because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. When pricing securities using the fair value guidelines established by the Board of Trustees, the Fund (with the assistance of its service providers) seeks to assign the value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities. In this regard, the Adviser, pursuant to the terms of the investment advisory agreement with the Fund, has agreed to provide the Fund pricing information that the Adviser reasonably believes may assist in the determination of fair value consistent with requirements under the 1940 Act and the Fund’s valuation procedures.

Notwithstanding the foregoing, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Fund at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Fund’s fair value methodology is inappropriate. The Fund will adjust the fair values assigned to securities in the Fund’s portfolio, to the extent necessary, as soon as market prices become available. The Fund (and its service providers) continually monitors and evaluates the appropriateness of its fair value methodologies through systematic comparisons of fair values to the actual next available market prices of

27

securities contained in the Fund’s portfolio. To the extent the Fund invests in other mutual funds, the Fund’s NAV is calculated based, in part, upon the net asset values of such mutual funds; the prospectuses for those mutual funds in which the Fund will invest describe the circumstances under which those mutual funds will use fair value pricing, which, in turn, affects their net asset values.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any realized net capital gains. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of income and net realized capital gains. The Fund declares and pays dividends at least annually. Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income except as described below.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;

•	Dividend and capital gain distribution checks are not cashed within 180 days; or

•	Bank account of record is no longer valid.

Dividend and capital gain distribution checks issued by the Fund that are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested, those amounts are subject to risk of loss like any other investment in the Fund.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences. The following information is meant as a general summary of the federal income tax provisions regarding the taxation of the Fund’s shareholders. Additional tax information appears in the SAI.

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Shareholders should rely on their own tax adviser for advice about the federal, state, and local tax consequences to them of investing in the Fund.

The Fund expects to distribute all or substantially all of its net investment income and net realized gains to their shareholders at least annually. Shareholders may elect to take dividends from net investment income or capital gain distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares. Distributions to non-corporate investors attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders as qualified dividend income at long-term capital gains rates provided certain holding period requirements are satisfied. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

The Fund may invest in foreign securities against which foreign tax may be withheld. If more than 50% of the Fund’s assets are invested in foreign ETFs or index mutual funds at the end of the year, the Fund’s shareholders might be able to claim a foreign tax credit with respect to foreign taxes withheld.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD provided certain holding period requirements are met.

In general, a shareholder who sells or redeems Fund shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the Fund shares, provided that any loss recognized on the sale of Fund shares held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

The Fund may be required to withhold U.S federal income tax (presently at the rate of twenty-eight percent (28%)) on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax, rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their own tax adviser to ensure that distributions and sales of Fund shares are treated appropriately on their income tax returns.

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Cost Basis Reporting. Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Forms 1099-B when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen Average Cost as its default tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Forms 1099-B if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

General Disclaimer. For those securities defined as “covered” under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

MANAGEMENT OF THE FUND

Adviser. Dreman Value Management, LLC, 1515 North Flagler Drive, Suite 920, West Palm Beach, FL 33401, serves as adviser to the Fund. The Adviser has overall supervisory management responsibility for the general management and investment of the Fund’s portfolio. The Adviser was founded in 1997 as the successor firm to Dreman Value Advisors, Inc., which was founded in 1977 by David N. Dreman.

The Adviser provides high-quality professional expertise and investment advice to separately managed accounts, insurance company separate accounts and wrap programs offered to large institutional investors and high net worth individuals.

As of December 31, 2015, Dreman Value Management, LLC had assets under management of approximately $1.005 billion. Dreman Value Management, LLC is approximately 99% employee-owned and Mr. David N. Dreman controls a majority interest.

For its investment advisory services to the Fund, the Advisor is paid a fee by the Fund, at the rate of 0.85% of the average daily net assets of the Fund. The Adviser has

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contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, distribution and service (12b-1) fees, extraordinary expenses and indirect expenses (such as fees and expenses of acquired funds) does not exceed 1.25% of the net assets of the Fund. The contractual agreement is effective through February 28, 2017. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Fund, and it will automatically terminate upon the termination of the investment advisory agreement between the Fund and the Adviser. Each waiver or reimbursement of an expense by the Adviser (including those made by the Adviser with respect to the Predecessor Fund) is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the applicable expense limitation. During the fiscal year ended October 31, 2015, the Fund paid the Adviser a management fee equal to 0.81% of the Fund’s average daily net assets, after fee waivers and reimbursement.

A discussion of the factors that the Board considered in approving the Fund’s advisory agreement is available in the Fund’s semi-annual report dated April 30, 2015.

If you invest in the Fund through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the financial intermediary provides services. The Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the Adviser may pay a fee to financial intermediaries for such services.

To the extent that the Adviser, not the Fund, pays a fee to a financial intermediary for distribution or shareholder servicing, the Adviser may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the financial intermediary. Although neither the Fund nor the Adviser pays for the Fund to be included in a financial intermediary’s “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Fund may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time to time purchase securities

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issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Portfolio Managers. Mark Roach is the Lead Portfolio Manager for the Fund. Mark Roach and Mario Tufano manage the Fund, and are assisted by and David Dreman.

Mark Roach (Lead Portfolio Manager). Mr. Roach joined the Adviser in November 2006, and currently serves as a Managing Director of the Adviser. Prior to joining the Adviser, Mr. Roach was a portfolio manager at Vaughan Nelson Investment Management (“Vaughan Nelson”), where he managed equity portfolios using strategies similar to those used by the Adviser to manage the Fund. From 2002 through 2006, Mr. Roach managed a small cap portfolio at Vaughan Nelson which had assets of over $1.5 billion when he left in 2006. In addition, from April 2006 through his departure from Vaughan Nelson, Mr. Roach also managed a mid cap portfolio with assets of approximately $770 million. Prior to joining Vaughan Nelson, Mr. Roach served as a security analyst for various institutions including Fifth Third Bank, Lynch, Jones & Ryan and USAA, from 1997 to 2001. He has an MBA from the University of Chicago’s Graduate School of Business and a Bachelor’s degree from the Baldwin Wallace College.

Mario Tufano, CFA (Associate Portfolio Manager). Mr. Tufano joined the Adviser in 2007 as a senior securities analyst. He is responsible for research of new investment ideas as well as current portfolio holdings for the Fund. Prior to joining the Adviser, he was an Associate Director and Equity Analyst at UBS Investment Bank covering the Consumer Staples and Discretionary sectors. Mr. Tufano holds the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts (NYSAA). Mr. Tufano received his Bachelor of Science degree from Pennsylvania State University in 2002 with a major in Finance and a minor in Management Information Systems.

David N. Dreman (Portfolio Manager). Mr. Dreman serves as Chairman and Portfolio Manager of the Advisor. Mr. Dreman began his investment career in 1957. He is one of the pioneers of contrarian value investing, a disciplined, low P/E approach to stock selection that the Advisor has been applying without style drift for over 20 years.

The Fund’s SAI provides additional information about the Fund’s portfolio managers, including their compensation structure, other accounts managed, and ownership of shares of the Fund.

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FINANCIAL HIGHLIGHTS

The financial highlights table on the following pages will help you understand the financial performance for the Fund, including its Predecessor Fund, for the periods shown. Certain information reflects the financial performance of a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming all dividends and distributions were reinvested. The information for the periods shown has been audited by Cohen Fund Audit Services, Ltd., the Trust’s (and the Predecessor Fund’s) Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, are included in the Annual Report to Shareholders and are incorporated by reference in the Statement of Additional Information, both of which are available free of charge upon request.

Financial Highlights

(For a share outstanding throughout each year ended October 31)

	Net Asset Value, beginning of year	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions
Class A
2011	$18.30	0.10		(0.22)	(0.12)	(0.13)	–	(0.13)
2012	$18.07	0.11		1.47	1.58	(0.19)	(1.66)	(1.85)
2013	$17.80	0.12		6.14	6.26	(0.08)	(0.16)	(0.24)
2014	$23.82	0.15	(d)	2.12	2.27	(0.16)	(2.36)	(2.52)
2015	$23.57	0.19		(0.10)	0.09	(0.17)	(2.12)	(2.29)
Retail Class
2011	$18.35	0.11		(0.22)	(0.11)	(0.13)	–	(0.13)
2012	$18.11	0.11		1.47	1.58	(0.17)	(1.66)	(1.83)
2013	$17.86	0.17		6.08	6.25	(0.08)	(0.16)	(0.24)
2014	$23.87	0.15		2.13	2.28	(0.16)	(2.36)	(2.52)
2015	$23.63	0.19		(0.11)	0.08	(0.18)	(2.12)	(2.30)
Institutional Class
2011	$18.40	0.31		(0.38)	(0.07)	(0.14)	–	(0.14)
2012	$18.19	0.14		1.48	1.62	(0.23)	(1.66)	(1.89)
2013	$17.92	0.20		6.10	6.30	(0.08)	(0.16)	(0.24)
2014	$23.98	0.20	(d)	2.14	2.34	(0.22)	(2.36)	(2.58)
2015	$23.74	0.26		(0.12)	0.14	(0.24)	(2.12)	(2.36)

(a)	Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends, and excludes any sales charges and redemption fees.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	The expense ratios shown include overdraft fees charged to the Fund. Without these overdraft fees, the expense ratios would be 1.25% for Class A and Retail Class and 1.00% for Institutional Class.
(d)	Per share amount has been calculated using the average shares method.
(e)	Amount is less than $0.005.

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Paid in capital from redemption fees		Net Asset Value, end of year	Total return(a)	Net Assets, end of year (000 omitted)	Ratio of net expenses to average net assets		Ratio of expenses (prior to reimbursements) to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of net investment income (loss) to average net assets before waiver & reimbursement by Adviser	Portfolio turnover rate(b)

0.02		$18.07	(0.60)%	$1,935	1.25%		1.49%	0.46%	0.22%	44.08%
–		$17.80	9.92%	$3,180	1.25%		1.75%	0.55%	0.05%	30.19%
–		$23.82	35.56%	$5,106	1.26	%(c)	1.51%	0.65%	0.40%	28.28%
–		$23.57	9.89%	$3,077	1.25%		1.37%	0.63%	0.51%	36.66%
–		$21.37	0.24%	$3,552	1.37%		1.41%	0.87%	0.83%	43.59%

–	(e)	$18.11	(0.66)%	$82,840	1.25%		1.51%	0.57%	0.32%	44.08%
–	(e)	$17.86	9.93%	$69,992	1.25%		1.74%	0.56%	0.06%	30.19%
–	(e)	$23.87	35.38%	$63,976	1.26	%(c)	1.53%	0.72%	0.45%	28.28%
–	(e)	$23.63	9.89%	$64,020	1.25%		1.37%	0.63%	0.51%	36.66%
–	(e)	$21.41	0.21%	$60,134	1.37%		1.41%	0.87%	0.83%	43.59%

–		$18.19	(0.44)%	$11,472	1.00%		1.26%	0.85%	0.59%	44.08%
–		$17.92	10.14%	$13,185	1.00%		1.49%	0.80%	0.30%	30.19%
–		$23.98	35.55%	$14,689	1.01	%(c)	1.27%	0.95%	0.68%	28.28%
–		$23.74	10.12%	$82,086	1.00%		1.12%	0.85%	0.73%	36.66%
–		$21.52	0.46%	$87,023	1.12%		1.16%	1.12%	1.08%	43.59%

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FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi-Annual Reports: While this Prospectus describes the Fund’s potential investments, the Annual and Semi-Annual Reports detail the Fund’s actual investments as of their report dates. The Annual report includes a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (SAI): The SAI supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks, policies, and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

How to Obtain Copies of Other Fund Documents

You can obtain free copies of the current SAI and Annual and Semi-Annual Reports, and request other information about the Fund or make shareholder inquiries, in any of the following ways:

You can get free copies of the current Annual and Semi-Annual Reports, as well as the SAI, by contacting Shareholder Services at (800) 247-1014 or obtain a copy online at www.dremancontrarianfunds.com. You may also request other information about the Fund and make shareholder inquiries. The requested documents will be sent within three business days of receipt of the request.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section of the SEC, Washington, D.C. 20549-1520.

Investment Company Act #811-22208

Dreman Contrarian Small Cap Value Fund

Class A – DRSAX

Retail – DRSVX

Institutional—DRISX

A Series of the Valued Advisers Trust

Statement of Additional Information

February 29, 2016

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus (the “Prospectus”) of the Dreman Contrarian Small Cap Value Fund (the “Fund”) dated February 29, 2016. This SAI incorporates by reference the Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2015. A free copy of the Prospectus or Annual Report can be obtained by writing Ultimus Asset Services, LLC, the Fund’s transfer agent, at P.O. Box 6110, Indianapolis, Indiana 46206-6110, or by calling Shareholder Services at (800) 247-1014.

DESCRIPTION OF THE TRUST AND THE FUND

The Dreman Contrarian Small Cap Value Fund (the “Fund”) is an open-end diversified series of the Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Trustees. The Fund’s investment adviser is Dreman Value Management, LLC (the “Adviser”).

The Fund offers Class A shares, Retail Class shares, and Institutional Class shares. Each class of shares is substantially the same as they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. The Class A shares and Retail Class shares bear an on-going 0.25% 12b-1 distribution fee; Institutional Class shares are not subject to a 12b-1 distribution fee, and generally have a higher initial minimum investment than the Class A or Retail Class shares. Class A shares are sold subject to a sales charge. Institutional Class shares are only available for purchase by high net worth individual investors and qualified institutions purchasing shares for their own account or for qualifying omnibus accounts. The differing sales charges and other expenses applicable to the different classes of shares may affect the performance of those classes. Broker/dealers and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one class than another.

The Fund commenced operations as a separate series of the Unified Series Trust (the “Original Fund”). The Original Fund offered both Retail Class shares and Institutional Class shares. The Retail Class shares of the Original Fund commenced operations on December 31, 2003, and the Institutional Class shares of the Original Fund commenced operations on August 22, 2007. On January 22, 2008, the Original Fund was reorganized as a new portfolio of the Dreman Contrarian Funds, a Delaware statutory trust (the “Predecessor Fund”). On February 28, 2013, the Predecessor Fund was reorganized as a new portfolio of the Trust. References in this SAI are to the Predecessor Fund’s current name. In addition, certain of the financial information contained in this SAI relates to the Original and Predecessor Funds.

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and its transfer agent for the account of the shareholders. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends, and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he or she owns and fractional votes for fractional shares he or she owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that certain amendments that adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Prospectus and this SAI. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

Customer orders will be priced at the Fund’s net asset value (plus any applicable sales charge) next computed after they are received by an authorized broker or the broker’s authorized designee and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The annual report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information about the investments the Fund may make and some of the techniques it may use.

A. Equity Securities. Equity securities include common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period, and are discussed in more detail below. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities of small capitalization companies, which the Adviser defines as companies that are similar in market capitalization to those listed on the Russell 2000® Value Index, at the time of purchase. This policy is non-fundamental and may be changed by the Board of Trustees of the Trust, upon sixty (60) days’ prior written notice to shareholders. As of December 31, 2015, the market capitalization of companies included in the Russell 2000® Value Index ranged from $15 million to $5.2 billion. The size of companies in the Index changes with market conditions and the composition of the Index.

The Fund will invest principally in a diversified portfolio of equity securities of companies that the Adviser believes to be undervalued. Securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company. The Fund may also invest in initial public offerings. The Fund will invest in equity securities that offer unique investment values. The criterion used to identify such stocks include below average P/E, price-to-book, price-to-cash flow ratios and above average dividend yields.

B. Fixed Income Securities. The Fund intends to remain substantially invested in equity securities; however the Fund may invest in fixed income securities if the Advisor believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities. Fixed income securities include corporate debt securities, convertible debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

C. Convertible Securities. A convertible security is a bond, debenture, preferred stock or other security that may be converted into, or exchanged for, a prescribed amount of common stock. The Fund may invest in convertible securities rated B or higher by Standard and Poor’s Ratings Group (“S&P”) or by Moody’s Investors Services, Inc. (“Moody’s”), or if unrated, determined by the Advisor to be of comparable quality. Generally, investments in securities in the lower rating categories provide higher yields but involve greater volatility of price and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody’s or BBB by S&P are considered speculative. In addition, lower ratings reflect a greater possibility of an adverse change in the financial conditions affecting the ability of the issuer to make payments of principal and interest. The market price of lower-rated securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Lower-rated securities will also be affected by the market’s perception of their credit quality and the outlook for economic growth.

In the past, economic downturns or an increase in interest rates have under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers.

The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules were enacted that required that savings and loan associations gradually reduce their holdings of high-yield securities. An effect of such legislation may be to significantly depress the prices of outstanding lower-rated securities. The market for lower-rated securities may be less liquid than the market for higher-rated securities. Furthermore, the liquidity of lower rated securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher-rated securities, and it also may be more difficult during certain adverse market conditions to sell lower-rated securities at their fair value to meet redemption requests or to respond to changes in the market.

If the rating of a security by S&P or Moody’s drops below B, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines based on its own credit analysis that the security provides the opportunity of meeting a Fund’s objective without presenting excessive risk. The Adviser will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risk through conditions and trends. While the Adviser may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

D. Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody’s although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Adviser expects, however, that generally the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody’s or, if unrated, of comparable quality in the opinion of the Adviser. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

E. Repurchase Agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of an obligation issued by the U.S. government or by an agency of the U.S. government (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Custodian (defined below), other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

F. Reverse Repurchase Agreements. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the Adviser. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets, such as liquid high quality debt securities, having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

G. Foreign Securities. The Fund may invest in foreign securities, either directly or through American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”). The Fund may invest in sponsored or unsponsored ADRs and their hybrid forms – GDRs and EDRs. These instruments are U.S. dollar-denominated certificates issued by U.S. banks that evidence ownership of shares of a foreign company and are alternatives to the direct purchase of the underlying foreign stock. Investing in foreign securities involves certain special considerations which are not typically associated with investing in U.S. securities, and which may favorably or unfavorably affect a Fund’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market. In addition, securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater in those markets than in the U.S. In all cases, the Adviser will endeavor to achieve the most favorable net results on its portfolio transactions. Further, prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuer of the underlying securities. ADRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADRs. ADRs, including those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers’ stock, a Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain ADRs may not be listed on an exchange and therefore may be illiquid securities.

OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

In addition to the usual risks inherent in domestic investments, substantial risks are involved in investing in securities issued by companies in foreign nations. Such risks include: the possibility of expropriation; nationalization; confiscatory taxation; taxation of income earned in foreign nations or other taxes imposed relating to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country); political or social instability; and diplomatic developments that could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than negotiated as in the U.S., are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, broker-dealers and listed companies than in the U.S. The securities markets of many of the countries in which the Fund may invest also may be smaller, less liquid and subject to greater price volatility than those in the U.S. Further, in some countries it may be difficult for the Fund to establish direct legal ownership of investments it has made.

H. Emerging Markets Securities. The Fund may invest in emerging markets securities, either directly or through American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”).

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

I. Strategic Transactions and Derivatives. The Fund may utilize various investment strategies as described below for a variety of purposes, such as hedging various market risks or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity indices and other instruments, and purchase and sell futures contracts and options thereon (collectively, “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options and futures to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

1. Options on Securities Indices. The Fund may purchase and sell call and put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

2. General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the Fund’s assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial future, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. The Fund is authorized to purchase and sell exchange listed options. However, the Fund may not purchase or sell over-the-counter options, which are considered illiquid by the staff of the U.S. Securities and Exchange Commission (the “SEC”). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase its income. The sale of put options can also provide income.

The Fund may purchase and sell call options on equity securities (including convertible securities) that are traded on U.S. and foreign securities exchanges, and on securities indices and futures contracts. All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require it to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on equity securities (including convertible securities) and on securities indices. The Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

3. General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund’s use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Foreign futures exchanges may follow trading, settlement and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the U.S. may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to the Fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the U.S. may also involve the risk of foreign currency fluctuation.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 15% of the Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 15% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

CFTC Exemption. This Fund is being operated by an investment adviser that has claimed an exemption from registration with the Commodity Futures Trading Commission as a commodity pool operator under the Commodity Exchange Act, and therefore the investment adviser is not subject to registration or regulation as a commodity pool operator under that Act. This claim of exemption from registration as a commodity pool operator is pursuant to Rule 4.5 promulgated under the Commodity Exchange Act. Specifically, in accordance with the requirements of Rule 4.5(b)(1), the Fund will limit its use if commodity futures contracts and commodity options contracts to no more than (i) five percent (5%) of the Fund’s liquidation value being committed as aggregate initial premium or margin for such contracts or (ii) one hundred percent (100%) of the Fund’s liquidation value in aggregate net notional value of commodity futures, commodity options and swaps positions.

4. Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require it to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require it to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets, if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high as or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

J. Warrants. The Fund may invest in warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

K. Corporate Debt Securities. The Fund may invest in corporate debt securities. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Investments in corporate debt securities involve both credit and interest rate risk. The value of fixed-income securities will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt securities generally offer less current yield than securities of lower quality, but lower quality securities generally have less liquidity, greater credit and market risk and, as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

L. Lower Quality Debt Securities. The Fund may invest in lower-rated securities or comparable unrated securities. These securities (commonly called “junk bonds”) often are considered to be speculative and involve greater risk of default or price change due to changes in the issuer’s creditworthiness or changes in economic conditions. The market prices of these securities will fluctuate over time, may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. The market for lower quality securities may be less liquid than the market for securities of higher quality. Furthermore, the liquidity of lower quality securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher quality securities, and it also may be more difficult during certain adverse market conditions to sell lower quality securities at their fair value to meet redemption requests or to respond to changes in the market.

Lower quality securities present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises the provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If the Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Adviser’s research and credit analysis are an integral part of managing any securities of this type held by a Fund. In considering investments for the Fund, the Adviser attempts to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.

M. Rule 144A Securities. The Fund may invest in Rule 144A securities that the Adviser determines to be liquid. Rule 144A allows a broader institutional trading market for securities otherwise subject to restrictions on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act of 1933 of resales of certain securities to qualified institutional buyers. In determining the liquidity of such securities, the Adviser will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers and other potential purchasers or sellers of the security; (iii) dealer undertakings to make a market in the security and (iv) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

N. Investment Companies Securities. Subject to the restrictions and limitations of the 1940 Act, the Fund may invest in other investment companies including mutual funds and exchange traded funds (“ETFs”). In addition, the Fund may invest in closed-end funds. As a shareholder of an investment company, the Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

The structure of a closed-end fund poses additional risks than are involved when investing in most open-end funds. For example, closed-end funds generally do not continuously offer their shares for sale. Rather, they sell a fixed number of shares at one time (in the initial public offering), after which the shares typically trade on a secondary market, such as the New York Stock Exchange or the Nasdaq Stock Market. In addition, closed-end fund shares generally are not redeemable. That is, a closed-end fund is not required to buy its shares back from investors upon request. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. If a closed-end fund’s underlying market falls and the fund’s discount increases or its premium decreases, the price return of the closed-end fund – the actual return to the shareholder – will be less than the fund’s NAV return. Generally, demand for the type of asset class in which a closed-end fund invests will drive changes in and levels of premiums and discounts. Interest rate risk is one of two major factors that trigger changes in a closed-end fund’s premium/discounts. When interest rates rise, bond prices (and consequently the net asset values of income funds – municipal-bond funds, preferred-stock funds, etc.) decline. Declining bond prices may cause a closed-end fund’s price to decline faster as investors sell their shares in the open market. On the other hand, the opposite scenario also occurs. When rates fall and the net asset values of income-oriented closed-end funds rise, their prices tend to rise faster as investors buy in, resulting in narrower discounts and wider premiums. A second factor that may contribute to changes in premium/discount without necessarily a change in net asset value is low trading volumes and liquidity in the shares of the closed-end fund. Most closed-end funds trade actively, and their shares are liquid. Some funds, however, trade less actively, and may not be very liquid. The market price of a closed-end fund’s shares may also be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than or equal to net asset value.

Another feature that distinguishes closed-end funds from mutual funds is their ability to leverage a higher percentage of their assets (that is, use borrowed money to buy additional assets). Closed-end funds use several different methods to borrow money – issuing preferred stock, entering into reverse repurchase agreements and dollar rolls, borrowing under bank lines of credit, and so on. Leverage can provide higher yields and potentially higher returns for closed-end fund investors, but it also increases overall risk and the volatility of the investment. The maximum leverage ratio depends on how a closed-end fund leverages its assets – 33 1/3% if debt is used, 50% if preferred stock is used. Thus, a closed-end fund with $100 million in net assets may borrow an additional $50 million, so that the borrowed amount ($50 million) is 33 1/3% of the total assets ($150 million). Although closed-end funds rarely de-leverage their assets completely, sometimes such funds may be forced to reduce leverage when the underlying market weakens dramatically, causing the fund’s total assets to decline to a level where the leverage ratio exceeds the permitted maximum. A forced reduction in leverage can lead to a dividend reduction if the closed-end fund’s earnings that had been produced by the previously leveraged assets decline.

Closed-end funds usually are offered only once at their initial public offering price and are not actively marketed, although most closed-end funds trade actively and their shares are liquid. The Fund generally will invest in closed-end funds that trade on a national or international exchange. Some closed-end funds trade less actively and may not be very liquid. To the extent that a Fund invests in a thinly-traded closed-end fund, the Fund may be subject to the risk that it cannot close out of a position at any time it desires. When the Fund attempts to trade a greater number of shares than the average daily volume of the closed-end fund, the selling pressure will cause the closed-end fund’s price to fall and its discount to widen suddenly, causing a sharp decline in the value of the closed-end fund.

ETFs are a type of investment company whose investment objective is to achieve the same return as a particular market index. Legally classified as open-end companies or Unit Investment Trusts (“UITs”), they differ from mutual funds and UITs in various respects, including that (i) ETFs do not sell individual securities directly to investors, and only issue their shares in large blocks, and (ii) shares of ETFs are available for sale on secondary markets. ETFs in which the Fund may invest include SPDRs, DIAMONDS, and QQQQs. SPDRs are S&P Depositary Receipts that represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of securities that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A MidCap SPDR is similar to a SPDR, except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holdings consist of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQQs (NASDAQ – 100 Index Tracking Stock) represent ownership in the NASDAQ – 100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQQs trade on the American Stock Exchange under the symbol QQQQ. Exchange-traded products also include PowerShares, WisdomTree, iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e–50, Fortune 500, streetTRACKS, and Vanguard ETFs.

The Fund may also invest in various sector ETFs, such as the Basic Industries Select Sector Index, Consumer Services Select Sector Index, Consumer Staples Select Sector Index, Cyclical/Transportation Select Sector Index, Energy Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index, Technology Select Sector Index, and Utilities Select Sector Index. Additionally, the Fund may invest in new exchange traded shares as they become available. As a shareholder of an investment company, the Fund will indirectly bear its pro rata portion of service and other fees of such other investment company, which are in addition to the fees the Fund pays its service providers.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. The Fund’s portfolio turnover rate is a measure of the Fund’s portfolio activity, and is calculated by dividing the lesser of purchases or sales of securities by the average value of the portfolio securities held during the period. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Fund’s portfolio turnover for the period ended October 31, 2014 was 37%, and for the period ended October 31, 2015 was 44%.

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares of the Fund” means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (“SEC”) or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest more than 25% of its total assets in any one particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8. Diversification. With respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, or securities of other investment companies) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Other Investment Policies. The Board of Trustees has adopted certain non-fundamental policies and restrictions which are observed in the conduct of the Fund’s affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.

As a matter of non-fundamental policy:

1. The Fund will not invest more than 15% of its total assets in securities that may be considered illiquid, by virtue of the absence of a readily available market, legal or contractual restrictions on resale, longer maturities, or other factors limiting the marketability of the security. Generally, an illiquid security is any security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security. This policy does not apply to the acquisition of restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or commercial paper issued privately under Section 4(2) of that act, when such investments are considered to be liquid by the Adviser.

2. The Fund may not acquire securities of other investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder. Notwithstanding the above, the Fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

3. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4. The Fund may not purchase warrants if, as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value).

5. The Fund may not purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.

6. The Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.

INVESTMENT ADVISER

The Fund’s Adviser is Dreman Value Management, LLC, 1515 North Flagler Drive, Suite 920, West Palm Beach, FL 33401. The Adviser was founded in 1997 as the successor firm to Dreman Value Advisors, Inc., which was founded in 1977 by David N. Dreman. The Adviser is approximately 99% employee-owned and Mr. David N. Dreman controls a majority interest.

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to oversight by the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.85% of the average daily net assets of the Fund.

The Adviser has contractually agreed to waive or limit its fee and reimburse certain Fund operating expenses, until February 28, 2017, so that the ratio of total annual operating expenses does not exceed 1.25% for the Fund. These operating expense limitations do not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, distribution and shareholder services (12b-1) fees, extraordinary expenses and indirect expenses (such as Fees and Expenses of Acquired Funds). Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in other investment companies, including ETFs, closed-end funds and money market funds that have their own expenses. The Adviser may be entitled to the reimbursement of any fees waived or expenses reimbursed pursuant to the agreement provided overall expenses fall below the limitations set forth above. The Adviser may be entitled to recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, provided total expenses do not exceed the limitation in place at the time the waiver/reimbursement occurred. The Adviser is also entitled to recoupment for fees waived and/or expenses reimbursed with respect to the Fund.

The following table describes the investment advisory fees paid, and expenses waived and/or reimbursed for the Fund for the periods shown below.

Dreman Contrarian Small Cap Value Fund (with respect to the Fund and the Predecessor Fund) )

Fee	Fiscal Year ended October 31, 2015	Fiscal Year ended October 31, 2014	Fiscal Year ended October 31, 2013
Gross Investment Advisory Fees	$1,286,733	$1,132,936	$684,309
Investment Advisory Fees Waived and/or Expenses Reimbursed	($67,514)	($166,367)	($215,534)
Net Investment Advisory Fees	$1,219,219	$966,569	$468,775

The Adviser is entitled to reimbursement from the Fund of any fees waived or expenses reimbursed (with respect to the Fund and the Predecessor Fund) if such reimbursement does not cause the Fund to exceed any existing applicable expense limitations in place at the time of the waiver or reimbursement and the reimbursement is made within three years after the year in which the Adviser incurred the expense. As of October 31, 2015, the amounts available for reimbursement by the Fund were as follows:

Amount	Recoverable Through October 31,
$215,534	2016
$166,367	2017
$67,514	2018

The Adviser retains the right to use the name “Dreman” in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name “Dreman” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Adviser on 90 days’ written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Managers

Mark Roach is the Lead Portfolio Manager for the Fund. Mark Roach and Mario Tufano manage the Fund, and are assisted by David Dreman.

As of October 31, 2015, each Portfolio Manager was responsible for the management of the following types of accounts in addition to the Fund. None of the accounts referenced below are subject to a performance fee:

Portfolio Manager	Investment Companies		Pooled Investment Vehicles		Other Accounts
	No. of Accounts	Total Assets	No. of Accounts	Total Assets	No. of Accounts	Total Assets
David N. Dreman	0	N/A	0	N/A	6	$70,826,537
Mark Roach	2	$634,448,299	0	N/A	7	$81,201,824
Mario Tufano	0	N/A	0	N/A	0	N/A

Compensation: As of October 31, 2015, each Portfolio Manager is compensated for his services by the Adviser. Each Portfolio Manager’s compensation consisted of a fixed salary and an annual bonus based on the following: (i) the quality of research contributions, (ii) the performance of stock recommendations, and (iii) such Portfolio Manager’s overall contribution to the firm’s success. Finally, each Portfolio Manager is also eligible to participate in the Adviser’s profit sharing program.

Potential Conflicts of Interest: Potential conflicts of interest may arise because the Portfolio Managers use the same proprietary investment methodology for the Fund as for other clients. This means that the Portfolio Managers will make the investment strategies used to manage the Fund available to other clients. As a result, there may be circumstances under which the Fund and other clients of the Adviser may compete in purchasing available investments and, to the extent that the demand exceeds the supply, may result in driving the prices of such investments up, resulting in higher costs to the Fund. There also may be circumstances under which the Portfolio Managers recommend the purchase or sale of various investments to other clients and do not purchase or sell the same investments for the Fund, or purchase or sell an investment for the Fund and do not include such investment in recommendations provided to other clients. This is because the Adviser’s portfolio recommendations among clients differ based on each client’s investment policy guidelines and/or prevailing market conditions at the time such recommendation is made. The Portfolio Managers may also carry on investment activities for their own account(s) and/or the accounts of family members. As a result of these activities, the Portfolio Managers are engaged in substantial activities other than on behalf of the Fund, and may have differing economic interests in respect of such activities.

The Fund is required to show the dollar amount range of each Portfolio Manager’s beneficial ownership of shares of the Fund as of the most recently completed fiscal year. As of October 31, 2015, the Portfolio Managers beneficially owned the following dollar range of equity securities in the Fund:

Name of Portfolio Manager:	Dollar Range of Equity Securities in the Fund
David N. Dreman	$10,001 - $50,000
Mark Roach	$10,001 - $50,000
Mario Tufano	$1 - $10,000

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board of Trustees is R. Jeffrey Young, who is an “interested person” of the Trust, as that term is defined under the 1940 Act. The Board of Trustees does not have a Trustee, who is not an “interested person” of the Trust (“Independent Trustee”), as that term is defined under the 1940 Act, designated as a lead Independent Trustee. The Board of Trustees has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board’s role with respect to risk oversight specifically. The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance matters. The Board of Trustees also has frequent interaction with the service providers and Chief Compliance Officer of the Trust with respect to risk oversight matters. The Trust’s Chief Compliance Officer (the “CCO”) reports directly to the Board generally with respect to the CCO’s role in managing the compliance risks of the Trust. The CCO may also report directly to a particular committee of the Board depending on the subject matter. The Trust’s principal financial officer reports to the Audit Committee of the Board on all financial matters affecting the Trust, including risks associated with financial reporting. Through the committee structure, the Trustees also interact with other officers and service providers of the Trust to monitor risks related to the Trust’s operations. The Trust has determined that its leadership structure is appropriate based on the size of the Trust, the Board of Trustees’ current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee transparency.

The Trustees are experienced businesspersons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Fund and review performance. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships

Ira Cohen, 56 Independent Trustee Since June 2010	Current: Independent financial services consultant (since February 2005); Executive Vice President of Asset Management Services, Recognos Financial (since August 2015).	Trustee and Audit Committee Chairman, Griffin Institutional Real Estate Access Fund (since May 2014); Trustee, Angel Oak Funds Trust (since October 2014).

Andrea N. Mullins, 48 Independent Trustee Since December 2013	Current: Private investor; Independent Contractor, Seabridge Wealth Management, LLC (since April 2014).	None.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

** As of the date of this SAI, the Trust consists of 15 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below should serve as a Trustee.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
R. Jeffrey Young, 51 Trustee and Chairman Since June 2010	Current: Vice President and Director of Relationship Management, Ultimus Fund Solutions, LLC (since December 2015); President, Unified Financial Securities, LLC (since July 2015).	Trustee and Chairman, Capitol Series Trust (since September 2013).

Previous: President, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (April 2015 to December 2015), Director (May 2014 to December 2015), Senior Vice President (January 2010 to April 2015); Director, Unified Financial Securities, Inc. (n/k/a Unified Financial Securities, LLC) (May 2014 to December 2015); Chief Executive Officer, Huntington Funds (February 2010 to March 2015); Chief Executive Officer, Huntington Strategy Shares (November 2010 to March 2015); President and Chief Executive Officer, Dreman Contrarian Funds (March 2011 to February 2013).

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	As of the date of this SAI, the Trust consists of 15 series.

The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance and governance matters. The Board of Trustees currently has established three standing committees: the Audit Committee; the Pricing Committee; and the Governance and Nominating Committee.

The Trust’s Audit Committee consists of the Independent Trustees. The Audit Committee is responsible for overseeing each Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. During the 2015 calendar year, the Audit Committee met five times.

The Pricing Committee of the Board of Trustees is responsible for reviewing and approving the Funds’ fair valuation determinations, if any. The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. During the 2015 calendar year, the Pricing Committee met four times.

The Governance and Nominating Committee consists of the Independent Trustees and oversees general Trust governance-related matters. The Governance and Nominating Committee’s purposes, duties and powers are set forth in its written charter, which is included in Exhibit C – the charter also describes the process by which shareholders of the Trust may make nominations. During the 2015 calendar year, the Governance and Nominating Committee met four times.

Trustee Qualifications

Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s ability to work effectively with the other members of the Board; and (3) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. In respect of each Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he was selected to serve as Trustee:

Ira Cohen – Mr. Cohen has over 34 years of experience in the financial services industry, including in an executive management role. He was selected to serve as Trustee of the Trust based primarily on his comprehensive understanding of the Trust’s operations and investments.

Andrea N. Mullins – Ms. Mullins has over 21 years of experience in the mutual fund industry, including experience in management, accounting and financial reporting.

R. Jeffrey Young – Mr. Young has over 22 years of experience in the financial services industry, including as an officer and trustee of other mutual funds. He also has extensive experience in an executive management role with two different mutual fund servicing companies, including the Trust’s administrator. Mr. Young was selected to serve as Trustee of the Trust based primarily on his extensive knowledge of mutual fund operations, including the regulatory framework under which the Trust must operate.

The following table provides information regarding the Officers of the Trust:

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
R. Jeffrey Young, 51 Trustee and Chairman Since June 2010 Principal Executive Officer and President Since February 2010.

Current: Vice President and Director of Relationship Management, Ultimus Fund Solutions, LLC (since December 2015); President, Unified Financial Securities, LLC (since July 2015).

Previous: President, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (April 2015 to December 2015), Director (May 2014 to December 2015), Senior Vice President (January 2010 to April 2015); Director, Unified Financial Securities, Inc. (n/k/a Unified Financial Securities, LLC) (May 2014 to December 2015); Chief Executive Officer, Huntington Funds (February 2010 to March 2015); Chief Executive Officer, Huntington Strategy Shares (November 2010 to March 2015); President and Chief Executive Officer, Dreman Contrarian Funds (March 2011 to February 2013).

Trustee and Chairman, Capitol Series Trust, since September 2013.

John C. Swhear, 54 Chief Compliance Officer, AML Officer and Vice President Since August 2008

Current: Assistant Vice President and Associate Director of Compliance, Ultimus Fund Solutions, LLC (since December 2015); Chief Compliance Officer, Unified Financial Securities, LLC (since May 2007); Chief Compliance Officer and AML Officer, Capitol Series Trust (since September 2013).

Previous: Vice President of Legal Administration and Compliance, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (April 2007 to December 2015), Director (May 2014 to December 2015); Director, Unified Financial Securities, Inc. (n/k/a Unified Financial Securities, LLC) (May 2014 to December 2015); President , Unified Series Trust (March 2012 to January 2016), Senior Vice President (May 2007 to March 2012); Secretary , Huntington Funds (April 2010 to February 2012).

None.

Carol J. Highsmith, 51 Vice President Since August 2008 Secretary Since March 2014

Current: Assistant Vice President, Ultimus Fund Solutions, LLC (since December 2015); Secretary, Cross Shore Discovery Fund (since May 2014.

Previous: Employed in various positions with Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (November 1994 to December 2015), most recently Vice President of Legal Administration (2005 to December 2015).

None.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Matthew J. Miller, 39 Vice President Since December 2011

Current: Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (since December 2015); President and Chief Executive Officer, Capitol Series Trust (since September 2013).

Previous: Employed in various positions with Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (since July 1998), most recently Vice President of Relationship Management (2005 to December 2015); Vice President, Huntington Funds (February 2010 to April 2015).

None.

Bryan W. Ashmus, 43 Principal Financial Officer and Treasurer Since December 2013

Current: Vice President and Director of Financial Administration, Ultimus Fund Solutions, LLC (since December 2015); Chief Financial Officer and Treasurer, Huntington Strategy Shares and Huntington Funds (since November 2013).

Previous: Vice President and Manager of Financial Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (September 2013 to December 2015); Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (from May 2005 to September 2013).

None.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	As of the date of this SAI, the Trust consists of 15 series.

The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Funds of the Trust, as of December 31, 2015 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in Family of Investment Companies
Non-Interested Trustees
Ira Cohen	A	A
Andrea N. Mullins	A	A
Interested Trustee
R. Jeffrey Young	A	A

Compensation. Set forth below are estimates of the annual compensation to be paid to the Trustees by the Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ fees and expenses are Trust expenses and the Fund incurs its pro rata share of expenses based on the number of existing series in the Trust. As a result, the amount paid by the Fund will increase or decrease as series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Ira Cohen **	$2,067	$0	$0	$31,000
Andrea N. Mullins ***	$2,133	$0	$0	$32,000

*	As of the date of this SAI, the Trust consists of 15 series. Each series, including the Fund, pays a portion of the overall Independent Trustee compensation expenses, which is based on the total number of series in the Trust and the total assets of each series relative to the overall assets of the Trust. The amount for the Aggregate Compensation from the Fund may be higher or lower depending on the allocation over relative net assets of the series in the Trust. Each Independent Trustee received base compensation of $30,000. Each Independent Trustee also receives additional compensation for serving as the chairperson of one or more of the Trust’s standing committees and for participating in special meetings of the Board.
**	For the fiscal year ended October 31, 2015, Mr. Ira Cohen received $2,618 from the Fund.
***	For the fiscal year ended October 31, 2015, Ms. Andrea N. Mullins received $2,691 from the Fund.

SALES LOADS

Class A shares of the Fund are sold with a front-end sales charge. Information regarding reductions and waivers of the A Class sales charge may be found in the Fund’s prospectus. There is no initial sales charge on purchases of Class A shares of $1 million or more, or purchases by qualified retirement plans with at least 200 employees, however, a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed if such Class A shares are redeemed within eighteen months of their purchase, based on the lower of the shares’ cost or current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In addition, trustees, officers and employees of the Fund, the Adviser, and service providers of the Fund, including members of the immediate family of such individuals and employee benefit plans of such entities, may purchase and redeem Class A shares of the Fund without paying a sales charge to reflect the value of their relationship to the Fund. The Institutional Class shares and Retail class shares of the Fund are not subject to any sales charges.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of the Fund’s voting securities and the percentage of the outstanding shares held by such holders, each as of February 1, 2016, are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. As of February 1, 2016, the Trustees and officers of the Trust own beneficially 0% of the outstanding shares of the Fund.

Class A

Name and Address	Percentage of Ownership
UBS Financial Services, Inc. 33 S. 6th St. Minneapolis, MN 55402	7.45%
Raymond James P.O. Box 23559 St. Petersburg, FL 33742	9.19%
MG Trust Company 717 17th Street, Suite 1300 Denver, CO 80202	6.96%
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	20.77%
Toni J. Farrell 9523 Coney Island Circle Elk Grove, CA 95758	5.06%

Institutional Class

Name and Address	Percentage of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	77.96%

Retail Class

Name and Address	Percentage of Ownership
National Financial Services, LLC P.O. Box 3908 Church Street Station New York, NY 10008	38.25%
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	39.44%
TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103	7.78%

It is not known whether Charles Schwab & Co., Inc. (“Schwab”), National Financial Services, LLC (“NFS”) or any of the underlying beneficial owners owned or controlled beneficially 25% or more of the voting securities of the Fund. As a result, Schwab and NFS may be deemed to control the Fund.

ANTI MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Ultimus Asset Services, LLC, subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

When you open an account with the Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund’s portfolio decisions and placing the Fund’s portfolio transactions. In executing transactions and selecting brokers or dealers for the Fund, the Adviser will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Adviser shall consider such factors as it deems relevant, including the ability of the broker or dealer to settle the trade promptly and accurately, the financial condition of the broker or dealer, the Adviser’s past experience with similar type trades, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis, and other factors that may be unique to a particular order. Recognizing the value of these judgmental factors, the Adviser may select brokers who charge brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade. The sale of Fund shares may not be considered when determining the firms that are to execute brokerage transactions for the Fund. The Adviser will not use “soft dollar” commissions or rebates by brokerage firms of commissions generated by securities transactions of the Fund executed through those firms to pay expenses of the Adviser.

The following table sets forth the brokerage commissions paid by the Fund on its portfolio brokerage transactions during the fiscal years shown.

Fiscal Year Ended October 31, 2015	Fiscal Year Ended October 31, 2014	Fiscal Year Ended October 31, 2013
$38,284	$52,871	$30,827

CODES OF ETHICS

The Trust, the Distributor and the Adviser have each adopted a Code of Ethics (each a “Code” and collectively, the “Codes”) pursuant to Rule 17j-1 of the 1940 Act, and the Adviser’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Codes from the Fund, free of charge, by calling the Fund at (800) 247-1014. You may also obtain copies of the Trust’s Code from documents filed with the SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Adviser, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective advisers at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custodial relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.

Additionally, the Fund has ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thomson Reuters and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 15 days after the end of the month. The Rating Agencies may make the Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Adviser, nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is released under conditions of confidentiality and it is subject to prohibitions on trading based on the information. The Fund also may post its complete portfolio holdings to its website, if applicable, within approximately 15 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month. If the Fund does not have a website or the website is for some reason inoperable, the information will be supplied no more frequently than quarterly and on a delayed basis.

From time to time, employees of the Adviser also may provide oral or written information (portfolio commentary) about the Fund, including, but not limited to, how the Fund’s investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Employees of the Adviser may also provide oral or written information (statistical information) about various financial characteristics of the Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about the Fund may be based on the Fund’s portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Fund, shareholders in the applicable Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their adviser. The nature and content of the information provided to each of the persons described in this paragraph may differ.

The Adviser manages products sponsored by companies, and provides services for individuals, other than the Trust, including institutional investors and high net worth persons. In many cases, these other products and service offerings are managed in a similar fashion to the Fund and thus have similar portfolio holdings. The sponsors of these other products owners of separate accounts that are managed by the Adviser may disclose or have access to the portfolio holdings of their products and separate accounts at different times than the Fund discloses its portfolio holdings.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board. The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. Finally, the Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

The Trust maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that such disclosure is for a legitimate business purpose and is in the best interests of the Fund’s shareholders. The Board reviews these policies and procedures on an annual basis. Compliance will be periodically assessed by the Board in connection with a report from the Trust’s Chief Compliance Officer. There may be instances where the interests of the Trust’s shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Adviser, any principal underwriter for the Trust or an affiliated person of the Trust (including such affiliated person’s investment adviser or principal underwriter). In such situations, the conflict must be disclosed to the Board.

PROXY VOTING POLICY

The Trust and the Adviser each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Adviser, subject to the Adviser’s proxy voting policy and the supervision of the Board of Trustees. The Adviser votes the Fund’s proxies in accordance with its proxy voting policy, subject to the provisions of the Trust’s policy regarding conflicts of interests. The Trust’s Proxy Voting Policy and Procedure is attached as Exhibit A. The Adviser’s Proxy Voting Policy and Procedure is attached as Exhibit B.

The Trust’s policy provides that, if a conflict of interest between the Adviser or its affiliates and the Fund arises with respect to any proxy, the Adviser must fully disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders.

You may also obtain a copy of the Trust’s and the Adviser’s proxy voting policy by calling Shareholder Services at (800) 247-1014 to request a copy, or by writing to Ultimus Asset Services, LLC, the Fund’s transfer agent, at 2960 N. Meridian Street, Indianapolis, IN 46208. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities for each year ended June 30th will be filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of the Fund is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the Trust, its custodian, and transfer agent are open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see “Determination of Net Asset Value” in the Prospectus.

Equity securities generally are valued by using market quotations furnished by a pricing service. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange-traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available (including when they are not reliable), such securities may be valued at a fair value pursuant to guidelines established by the Board of Trustees. The Board of Trustees annually approves the pricing services used by the fund accounting agent. Fair valued securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

The Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

Net Assets	= Net Asset Value Per Share
Shares Outstanding

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the redemption amount is over the lesser of $250,000 or 1% of the Fund’s net asset value, pursuant to an election under Rule 18f-1 under the 1940 Act by the Trust on behalf of the Fund, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses such as the payment of brokerage commissions on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable federal income tax laws of the U.S. as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”). Unless otherwise noted, this discussion assumes shares of the Fund are held by U.S. shareholders and that such shares are held as capital assets.

A U.S. shareholder is a beneficial owner of shares of the Fund that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. shareholder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding the Fund shares should consult its tax advisers with respect to the purchase, ownership and disposition of its Fund shares.

Taxation as a RIC. The Fund intends to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership.” A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Internal Revenue Code section 7704. However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

If a RIC fails this 90% source-of-income test it is no longer subject to a 35% penalty as long as such failure was due to reasonable cause and not willful neglect. Instead, the amount of the penalty for non-compliance is the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.

With respect to the asset-diversification requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

If a RIC fails this asset-diversification test, such RIC, in addition to other cure provisions previously permitted, has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis,” meaning that the failure does not exceed the lesser of 1% of the RIC’s assets, or $10 million. Such cure right is similar to that previously and currently permitted for a REIT.

Similarly, if a RIC fails this asset-diversification test and the failure is not de minimis, a RIC can cure failure if: (a) the RIC files with the Treasury Department a description of each asset that causes the RIC to fail the diversification tests; (b) the failure is due to reasonable cause and not willful neglect; and (c) the failure is cured within six months (or such other period specified by the Treasury). In such cases, a tax is imposed on the RIC equal to the greater of: (a) $50,000 or (b) an amount determined by multiplying the highest rate of tax (currently 35%) by the amount of net income generated during the period of diversification test failure by the assets that caused the RIC to fail the diversification test.

If the Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by the Fund will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%). The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

The Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. To avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) and (iii) any income realized, but not distributed, and on which the Fund paid no federal income tax in preceding years. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

The Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount accrued will be included in the Fund’s “investment company taxable income” (discussed above) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

To the extent that the Fund has capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of Capital Gain Dividends. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. A RIC is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term). These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Fund, if any, prior to distributing such gains to shareholders.

Except as set forth in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Fund will qualify as a RIC for each taxable year.

Failure to Qualify as a RIC. If the Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to the Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied.

Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Internal Revenue Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation for U.S. Shareholders. Distributions paid to U.S. shareholders by the Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders under Section 243 of the Internal Revenue Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or real estate investment trusts or (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Internal Revenue Code (which provides for a maximum 20% rate) to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to such shareholder but retained by the Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund. The maximum tax rate on capital gain dividends received by individuals is generally 20% for such gain. Distributions in excess of the Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset). The Fund is not required to provide written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions. The Form 1099 will instead serve this notice purpose.

As a RIC, the Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the shareholders’ AMT liabilities. The Fund intends, in general, to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction).

For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

The Fund intends to distribute all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholders.

Sales and other dispositions of the shares of the Fund generally are taxable events. U.S. shareholders should consult their own tax adviser with reference to their individual circumstances to determine whether any particular transaction in the shares of the Fund is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Fund will generally result in capital gain or loss to the shareholder equal to the difference between the amount realized and his adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder with respect to such shares. A loss realized on a sale or exchange of shares of the Fund generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum of 39.6%, while long-term capital gain generally will be taxed at a maximum rate of 20%. Capital losses are subject to certain limitations.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen Average Cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method under which covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as “covered” under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Current law provides that for taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Commodities. In August, 2011, the Internal Revenue Service (“IRS”) suspended the issuance of private letter rulings that authorizing favorable tax treatment for funds that invest indirectly in commodities or derivatives based upon commodities through Controlled Foreign Corporation and Commodity-Linked Notes. The IRS has previously issued a number of private letter rulings to funds in this area, concluding that such investments generate “qualifying income” for RIC qualification purposes. It is unclear how long this suspension will last. The IRS has not indicated that any previously issued rulings in this area will be affected by this suspension. This suspension of guidance by the IRS suggests that the tax treatment of such investments is now subject to some uncertainty.

Options, Futures, Forward Contracts, Swap Agreements, Hedges, Straddles and Other Transactions. In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized (i) when the option contract expires, (ii) the option is exercised by the holder, or (iii) the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. The gain or loss that may arise in respect of any termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss, depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Internal Revenue Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Internal Revenue Code (“Section 1256 Contracts”). Gains or losses on Section 1256 Contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 Contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements) as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance may be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid the Fund-level tax. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If there is a difference between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any), the Fund may be required to distribute amounts in excess of its book income or a portion of Fund distributions may be treated as a return of capital to shareholders. If the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligations issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.”

Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. The Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities. To the extent such investments are permissible for the Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether the Fund should recognize market discount on a debt obligation, and if so, what amount of market discount the Fund should recognize. These and other related issues will be addressed by the Fund when, as and if they invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Exchange-Traded Notes and Privately Issued Notes. The Fund may invest in ETNs, which are debt securities of an issuer that are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Privately issued notes are similar to ETNs except that they are not listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. The U.S. federal income tax treatment of ETNs and privately issued note is uncertain in many respects. The IRS has issued very limited guidance. Most ETN prospectuses, PPMs, and SAIs decline to address issues applicable to a RIC’s investment in an ETN in light of the uncertainty.

Although ETNs and privately issued notes are in form indebtedness, they are generally not treated as debt for tax purposes because the return on such a note does not have a clear “interest” component that is based primarily upon the time value of money. For U.S. federal income tax purposes, in most cases the issuer of the ETN or privately issued note and the investors agree to treat all such notes, except certain currency ETNs, as prepaid executory contracts (such as a forward contract) with respect to the relevant index. If such a note were treated in this manner, investors would recognize gain or loss upon the sale, redemption, or maturity of their note in an amount equal to the difference between the amount they receive at such time and their tax basis in the note. Investors generally agree to treat such gain or loss as capital gain or loss, except with respect to those notes for which investors agree to treat such gain or loss as ordinary. Investors in instruments characterized as prepaid forward contracts typically, although not invariably, take the position that they are not required to accrue any income other than stated coupons, if any.

One key question is whether the income generated by an ETN or privately issued notes is good income for purposes of the RIC qualification tests. There is some uncertainty on this subject. The general approach in this regard is to look to the underlying benchmark or strategy. Certain benchmarks or strategies are similar to investments that produce good income and thus the thinking is that the ETNs or privately issued notes would produce good income. On the other hand, other benchmarks or strategies are similar to investments that do not produce good income and thus such ETNs or privately issued notes would not produce good income. Note, however, that there is no guidance on this subject.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by the Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Certain Investments in REITs and REMICs. To the extent such investments are permissible for the Fund, the Fund may invest in REITs. The Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities may also require the Fund to accrue and to distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would not have continued to hold. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

The Fund may invest directly or indirectly in residual interests of real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Internal Revenue Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that “excess inclusion income” of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, should the Fund invest in such interests, it may not be a suitable investment for charitable remainder trusts, as noted below.

In general, “excess inclusion income” allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities subject to tax on unrelated business income (including a qualified pension plan, an individual retirement account, a 401(k) plan, a

Keogh plan or other tax-exempt entity), thereby potentially requiring such an entity that is allocated excess inclusion income and otherwise might not be required to file a U.S. federal income tax return, to file such a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax (discussed below).

Tax-Exempt Shareholders. A tax-exempt shareholder could recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Internal Revenue Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Internal Revenue Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in the Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Passive Foreign Investment Companies. A passive foreign investment company (“PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Fund does not expect to be eligible to pass through to shareholders a credit or deduction for such taxes.

Foreign Shareholders. Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Internal Revenue Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

Under U.S. federal tax law, dividends paid on shares beneficially held by a person who is a “foreign person” within the meaning of the Internal Revenue Code, are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if a beneficial holder who is a foreign person has a permanent establishment in the United States, and the shares held by such beneficial holder are effectively connected with such permanent establishment and, in addition, the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates. Distributions of long-term net realized capital gains will not be subject to withholding of U.S. federal income tax.

Under legislation originally enacted in 2004, which was extended, the Fund was generally able to designate certain distributions to foreign persons as being derived from certain net interest income or net short-term capital gains and such designated distributions were generally not subject to U.S. tax withholding. Although the Fund made allowable designations for dividends declared, the provision expired for the Fund’s tax years beginning after 2012. Although the U.S. Congress is considering an extension of the provision, there can be no assurance that the provision will be extended. If the provision is extended, distributions that are derived from any dividends on corporate stock or from ordinary income other than U.S. source interest would still be subject to withholding. Foreign currency gains, foreign source interest, and ordinary income from swaps or investments in PFICs would still be subject to withholding when distributed to foreign investors. There can be no assurance as to the amount of distributions that would not be subject to withholding when paid to foreign persons.

Effective January 1, 2014, the Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2015) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Special rules would apply if the Fund was either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If the Fund was a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. On and after January 1, 2012, this “look-through” USRPI treatment for distributions by the Fund, if it were either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above, to foreign shareholders applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise.

In addition, if the Fund was a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Whether or not the Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Fund does not expect to be a USRPHC. Foreign shareholders should consult their tax advisors concerning the application of these rules to their investment in the Fund.

If a beneficial holder of Fund’s shares who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the beneficial holder’s conduct of that trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If a beneficial holder of Fund’s shares who is a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that beneficial holder in the United States.

To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders in the Fund should consult their tax advisers in this regard. A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

FATCA. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Financial Assets. Certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on IRS Form 8938, which must be attached to their U.S. federal income tax returns for taxable years beginning after March 18, 2010. The IRS has not yet released a copy of the Form 8938 and has suspended the requirement to attach Form 8938 for any taxable year for which an income tax return is filed before the release of Form 8938. Following Form 8938’s release, individuals will be required to attach to their next income tax return required to be filed with the IRS a Form 8938 for each taxable year for which the filing of Form 8938 was suspended. Until the IRS provides more details regarding this reporting requirement, including in Form 8938 itself and related Treasury regulations, it remains unclear under what circumstances, if any, a shareholder’s (indirect) interest in the Fund’s “specified foreign financial assets,” if any, will be required to be reported on this Form 8938.

Other Reporting and Withholding Requirements. Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by the Fund after the dates noted above (or such later dates as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends, Short-Term Capital Gain Dividends and interest-related dividends, as described above) will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into a timely agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation, including, to the extent required, with regard to such shareholders’ direct and indirect owners, as the Fund requires to comply with the new rules. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

Shares Purchased through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation

The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

FUND SERVICES

Ultimus Asset Services, LLC (“Ultimus”) (formerly Huntington Asset Services, Inc.), 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208, acts as the Fund’s transfer agent, fund accountant, and administrator. Ultimus is a wholly-owned subsidiary of Ultimus Fund Solutions, LLC, the parent company of the Distributor. The officers of the Trust also are officers and/or employees of Ultimus.

Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. In addition, Ultimus provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. Ultimus also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. The Fund pays Ultimus a monthly fee for these services, which is based on an annual minimum of $80,000.

Ultimus received the following administrative fees from the Fund during the fiscal years indicated.

Fiscal Year Ended October 31, 2015	Fiscal Year Ended October 31, 2014	Fiscal Year Ended October 31, 2013
$256,669	$184,278	$162,175

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio, 44115 has been selected as Independent Registered Public Accounting Firm for the Fund for the fiscal year ending October 31, 2016. Cohen will perform an annual audit of the Fund’s financial statements and will provide financial, tax and accounting services as requested.

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc., a member firm of The 1940 Act Law GroupTM, 11300 Tomahawk Creek Parkway, Ste. 310, Leawood, KS 66211, serves as legal counsel for the Trust and Funds.

DISTRIBUTOR

Unified Financial Securities, LLC, 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund. Certain officers of the Trust are also officers of the Distributor, and each may be deemed to be an affiliate of the Distributor. The Distributor and Ultimus are wholly-owned subsidiaries of Ultimus Fund Solutions, LLC.

The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

For its services as the principal underwriter of the Fund’s shares, the Distributor receives a monthly fee, paid by the Adviser and not by the Fund or the Trust, at the rate of 0.01% of the average daily net assets of the Trust, subject to a monthly minimum fee. This monthly minimum fee is calculated at $300 times the number of funds offered by the Trust. The Distributor is also reimbursed for certain out-of-pocket expenses which include but are not limited to: printing, postage and handling, shipping, record storage, legal expenses associated with negotiating customized agreements with selling group counterparties and regulatory filing fees and all other expenses incurred on behalf of the Trust. Additional fees not contemplated in this schedule will be negotiated on a per occurrence basis.

During the most recent fiscal year ended October 31, 2015, the Fund did not pay the Distributor any commissions or other compensation. The Distributor may receive Distribution (i.e. Rule 12b-1) fees from the Fund in connection with the sale of shares and servicing of shareholders.

DISTRIBUTION PLANS

The Fund has adopted a distribution plan for its Class A shares in accordance with Rule 12b-1 under the 1940 Act, under which the Fund can pay a fee of up to 0.25% of the Fund’s average daily net assets of Class A shares. In addition, the Fund has adopted a Rule 12b-1 plan for its Retail Class shares, under which the Fund can pay a fee of up to 0.25% of the Fund’s average daily net assets of Retail Class shares. These plans with respect to the Fund were approved by a majority of the Board of Trustees, at a meeting on December 11, 2013.

Each Rule 12b-1 plan described above provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature, and servicing shareholder accounts (“12b-1 Expenses”). The Fund and/or its Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement.

Each Rule 12b-1 plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that each plan will benefit the applicable shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale.

The Trust and the Adviser have entered into a Distribution Coordination Agreement pursuant to which the Adviser agrees to coordinate the distribution of each class of shares of the Fund, for which the Fund pays the Adviser the 12b-1 fee described above.

For the fiscal year ended October 31, 2015, the Fund accrued 12b-1 fees as follows:

Class A	Retail Class
$8,989	$156,151

For the fiscal year ended October 31, 2015, $33,558 of Rule 12b-1 fees were allocated as payment to dealers, and $131,582 was allocated as reimbursements to the Adviser for omnibus account payments and other eligible expenses.

FINANCIAL STATEMENTS

The financial statements and the report of the Independent Registered Public Accounting Firm required to be included in the Statement of Additional Information are incorporated herein by reference to the Fund’s Annual Report to Shareholders for the fiscal period ended October 31, 2015. You can obtain the Annual Report without charge by calling Shareholder Services at (800) 247-1014 or upon written request to:

Ultimus Asset Services, LLC

P.O. Box 6110

Indianapolis, Indiana 46206-6110

EXHIBIT A

VALUED ADVISERS TRUST

PROXY VOTING POLICY AND PROCEDURE

The Valued Advisers Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisers

The Board believes that the investment advisor of the Fund (each an “Advisor” and, collectively, the “Advisors”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust shall therefore defer to, and rely on, the Advisor of the Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Advisor of the Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Advisor shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Advisor shall perform these duties in accordance with the Advisor’s proxy voting policy, a copy of which shall be presented to this Board for its review. Each Advisor shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

Conflict of Interest Transactions

In some instances, an Advisor may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Advisor or an affiliated person of the Adviser. In such case, the Advisor is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. In the event that the Board is required to vote a proxy because an Advisor has a conflict of interest with respect to the proxy, the Board will vote such proxy in accordance with the Advisor’s proxy voting policy, to the extent consistent with the shareholders’ best interests, as determined by the Board in its discretion. The Board shall notify the Advisor of its final decision on the matter and the Advisor shall vote in accordance with the Board’s decision.

A-1

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If the Fund has a website, the Fund may post a copy of its Advisor’s proxy voting policy and this Policy on such website. A copy of such policies and of the Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Advisor shall provide a complete voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as adviser, to the Trust’s administrator within 15 days following the end of each calendar quarter. The Trust’s administrator will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

A-2

EXHIBIT B

Dreman Value Management, LLC

Proxy Voting Policy and Procedures

Rule 206(4)-6 under the Advisers Act relates to the exercise of voting authority with respect to client securities. Under the rule, it is a fraudulent, deceptive or manipulative act, practice or course of business within the meaning of the Advisers Act for an investment adviser to exercise voting authority with respect to “client securities” unless it adopts and implements written policies and procedures that are reasonably designed to ensure that it votes such securities in the best interests of its “clients.” Rule 206(4)-6 requires each investment adviser to:

(i)	adopt and implement written policies and procedures that are reasonably designed to ensure that it votes client securities in the best interests of clients, which procedures include how the adviser will address material conflicts that arise between its interests and those of its clients;

(ii)	disclose to clients how they may obtain information from the adviser about how it voted with respect to a client’s securities; and

(iii)	describe to clients its proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

DVM, in turn, has adopted procedures setting forth how it will address material conflicts that may arise between its interests and those of its shareholders. DVM’s proxy voting policies and procedures are set forth below:

A.	Policy.

DVM recognizes that proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Where DVM has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with its Proxy Voting Policies and Procedures. DVM’s proxy policies are administered by its Chief Compliance Officer who has the responsibility to ensure that DVM votes proxies for accounts in which it has been designated by the client to vote proxies and also maintain a record of all proxy voting.

Unless specifically directed by the client, DVM generally will vote proxies in the best interest of each particular client, which may result in different voting results for proxies for the same issuer. The Portfolio Manager and Chief Investment Officer shall identify any conflicts that exist between the interests of DVM and its clients. The Chief Compliance Officer shall examine the relationship between DVM and its affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a client of DVM or an affiliate of DVM or has some other relationship with DVM or a Client of DVM. If a material conflict exists, DVM will determine whether voting in accordance with its Proxy Voting Policy is in the best interest of the client.

DVM will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the client’s agreement reserves to the ERISA client the authority to vote proxies when DVM determines it has a material conflict that affects its best judgment as an ERISA fiduciary, DVM will give the ERISA client the opportunity to vote the proxies themselves.

If a client would like to obtain information on how DVM voted proxies for their account they may contact the Adviser’s Compliance Department, via email at COMPLIANCEGROUP@DREMAN.COM or telephone at 201-793-2000. A client may also receive a copy of the Adviser’s Proxy Voting Policy and Procedures upon request. The Chief Compliance Officer shall maintain files relating to DVM’s proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of DVM.

If DVM does not have discretion to vote proxies on behalf of a client, the proxies will be received by the client directly from the custodian of their assets, or will be handled otherwise agreed between client and custodian.

A client may instruct DVM to vote a particular proxy or how to vote all proxies for securities held in its account with DVM. If a client would like to exercise this right, they may call 201-793-2000 and speak to the VP of Operations to facilitate this/these request(s).

B.	Proxy Voting Procedures.

All proxies received by DVM shall be sent to the Compliance Officer. The Compliance Officer shall:

1.	Keep a record of each proxy received.

2.	Forward the proxy to both the Portfolio Manager and DVM’s Chief Investment Officer (the “CIO”).

3.	Determine which accounts managed by DVM holds the security to which the proxy relates.

4.	Provide the Portfolio Manager and the CIO with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which DVM must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

5.	Absent material conflicts, the Portfolio Manager and CIO shall determine how DVM should vote the proxy. The Portfolio Manager and the CIO shall send their decision on how DVM will vote the proxy to the Compliance Officer. The Compliance Officer is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

6.	DVM may retain a third party to assist it in coordinating and voting proxies with respect to Client securities. If so, the Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

7.	Where a Client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party DVM will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Client. If any proxy material is received by DVM for such account, it will promptly be forwarded to the Client or specified third party.

8.	DVM shall promptly provide to each investment company Client for which it has discretion to vote proxies, any and all information necessary for such investment company Client, or its investment adviser or administrator, to timely file its Form N-PX under the 1940 Act. Form N-PX will provide information concerning each matter relating to a portfolio security considered at any shareholder meeting with respect to which an investment company Client was entitled to vote. Each Form N-PX will need to be filed no later than August 31st of each year, and will cover all proxy votes with respect to which a mutual fund was entitled to vote for the period July 1st through June 30th. DVM shall maintain and provide the following information concerning any shareholder meetings with respect to which an investment company Client was entitled to vote:

•	the name of the issuer of the portfolio security;

•	the exchange ticker symbol of the portfolio security1;

•	the CUSIP number of the portfolio security;

•	the shareholder meeting date;

•	a brief description of the matter voted on;

•	whether the matter was put forward by the issuer or a shareholder;

•	whether the investment company Client voted;

•	how the investment company Client cast its vote; and

•	whether the investment company Client cast its vote for or against management.

C.	Voting Guidelines.

In the absence of specific voting guidelines from a Client, DVM will vote proxies in the best interest of each particular Client, which may result in different voting results for proxies for the same issuer. DVM believes that voting proxies in accordance with the following guidelines is in the best interest of its Client.

Generally, DVM will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

For other proposals, DVM shall determine whether a proposal is in the best interest of its Clients and may take into account the following factors, among others:

[1]	The exchange ticker symbol and CUSIP number may be difficult to obtain for certain portfolio securities, such as foreign issuers. Accordingly, such information may be omitted if it’s not available through reasonably practicable means.

1.	Whether the proposal was recommended by management and DVM’s opinion of management;

2.	Whether the proposal acts to entrench existing management; and

3.	Whether the proposal fairly compensates management for past and future performance.

DVM reserves the right to add to these factors as it deems necessary in order to ensure that further categories of proposals are covered and that the general principles in determining how to vote all proxies are fully stated.

D.	Conflicts of Interest.

The CCO shall identify any conflicts that exist between the interest of DVM and its Clients. This examination will include a review of the relationship of DVM and its affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a Client of DVM or an affiliate of DVM or has some other relationship with DVM or a Client of DVM.

If a material conflict exists, DVM will determine whether voting in accordance with the voting guidelines and factors described above is in the best interest of the Client. DVM will also determine whether it is appropriate to disclose the conflict to the affected Clients and, except in the case of Clients that are subject to ERISA, give the Clients the opportunity to vote their proxies themselves. In the case of ERISA Clients, if the Investment Management Agreement reserves to the ERISA Client the authority to vote proxies when DVM determines it has a material conflict that affects its best judgment as an ERISA fiduciary, DVM will give the ERISA Client the opportunity to vote the proxies themselves.

E.	Disclosure.

DVM will disclose in its Form ADV, Part 2A that Clients may contact the CCO or Compliance Group, via e-mail or telephone at ComplianceGroup@dreman.com or 201-793-2046 in order to obtain information on how DVM voted such Client’s proxies, and to request a copy of these policies and procedures. If a Client requests this information, the CCO or her designee shall prepare a written response to the Client that lists, with respect to each voted proxy that the Client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how DVM voted the Client’s proxy.

A concise summary of these Proxy Voting Policies and Procedures will be included in DVM’s Form ADV, Part 2A, and will be updated whenever these policies and procedures are updated. The CCO or her designee shall arrange for a copy of this summary to be sent to all existing Clients, either as a separate mailing or along with a periodic account statement or other correspondence sent to Clients. Generally, ADV Part 2A and all required attachments are sent to the clients by the Operations department and Wrap Program Director for Wrap clients.

F.	Record Keeping.

The Compliance Officer shall maintain files relating to DVM proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of DVM. Records of the following will be included in the files:

1.	Copies of these proxy voting policies and procedures and any amendments thereto.

2.	A copy of each proxy statement that DVM receives; provided, however that DVM may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available. DVM may choose to have a third party retain a copy of the proxy statements, provided that third party undertakes to provide a copy of the proxy statement promptly upon request.

3.	A record of each vote that DVM casts. DVM may also rely on a third party to retain a copy of the votes cast, provided that third party undertakes to provide a copy of the record promptly upon request.

4.	A copy of any document DVM created that was material to making a decision how to vote proxies, or that memorializes the basis for that decision.

5.	A copy of each written Client request for information on how DVM voted such Client’s proxies, and a copy of any written response to any (written or oral) Client request for information on how DVM voted its proxy.

6.	DVM will coordinate with all investment company Clients to assist in the provision of all information required to be filed on Form N-PX.

EXHIBIT C

Governance and Nominating Committee Charter

Valued Advisers Trust

Governance and Nominating Committee Membership

1.	The Governance and Nominating Committee of Valued Advisers Trust (“Trust”) shall be composed entirely of Independent Trustees.

Board Nominations and Functions

1. The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be “interested person” as that term is defined in the Investment Company Act of 1940, nor shall Independent Trustee have any affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers. See Appendix A for Procedures with Respect to Nominees to the Board.

2. The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

3. The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4. The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1. The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2. The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

2.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees

APPENDIX A TO THE GOVERNANCE AND NOMINATING COMMITTEE CHARTER

VALUED ADVISERS TRUST

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Governance and Nominating Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Governance and Nominating Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Governance and Nominating Committee has invited management to make such a recommendation.

Shareholder Candidates. The Governance and Nominating Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Governance and Nominating Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance and Nominating Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Governance and Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Governance and Nominating Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

PART C

FORM N-1A

OTHER INFORMATION

ITEM 28.	Exhibits.

(a)(1)	Certificate of Trust - Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed June 16, 2008 (File No. 811-22208).

(a)(2)	Agreement and Declaration of Trust – Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 filed October 6, 2008 (File No. 811-22208).

(a)(3)	Amended Schedule A to the Agreement and Declaration of Trust – Incorporated by reference to Registrant’s Post-Effective Amendment No. 222 filed November 2, 2015 (File No. 811-22208).

(b)(1)	Bylaws – Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 filed October 6, 2008 (File No. 811-22208).

(b)(2)	Amendment, dated September 22, 2009, to Bylaws – Incorporated by reference to Registrant’s Post-Effective Amendment No. 13 filed March 16, 2010 (File No. 811-22208).

(c)	Certificates for shares are not issued. Provisions of the Agreement and Declaration of Trust define the rights of holders of shares of the Trust – Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 filed October 6, 2008 (File No. 811-22208).

(d)(1)	Investment Advisory Agreement between the Trust and Golub Group, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 159 filed May 30, 2014 (File No. 811-22208).

(d)(2)	Investment Advisory Agreement between the Trust and Long Short Advisors, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 19 filed June 29, 2010 (File No. 811-22208).

(d)(3)	Investment Subadvisory Agreement between Long Short Advisors, LLC and Prospector Partners, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 216 filed September 25, 2015 (File No. 811-22208).

(d)(4)	(i) Investment Advisory Agreement between the Trust and Cloud Capital, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 41 filed June 23, 2011 (File No. 811-22208).

(ii) Amendment to the Investment Advisory Agreement between the Trust and Cloud Capital, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 84 filed September 28, 2012 (File No. 811-22208).

(d)(5)

(i) Interim Investment Advisory Agreement between the Trust and Kovitz Investment Group Partners, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 226 filed February 24, 2016 (File No. 811-22208).

(ii) Investment Advisory Agreement between the Trust and Kovitz Investment Group Partners, LLC – To be filed.

(d)(6)	Investment Advisory Agreement between the Trust and Granite Investment Advisors, Inc – Incorporated by reference to Registrant’s Post-Effective Amendment No. 57 filed December 20, 2011 (File No. 811-22208).

(d)(7)

(i) Investment Advisory Agreement between the Trust and BRC Investment Management LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 95 filed December 20, 2012 (File No. 811-22208).

(ii) Amendment to the Investment Advisory Agreement between the Trust and BRC Investment Management LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 137 filed February 28, 2014 (File No. 811-22208).

(d)(8)	Investment Advisory Agreement between the Trust and Dreman Value Management, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 104 filed February 28, 2013 (File No. 811-22208).

(d)(9)	Investment Advisory Agreement between the Trust and SMI Advisory Services, LLC, with respect to the SMI Dynamic Allocation Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 100 filed February 20, 2013 (File No. 811-22208).

(d)(10)	Investment Advisory Agreement between the Trust and SMI Advisory Services, LLC, with respect to the Sound Mind Investing Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 101 filed February 22, 2013 (File No. 811-22208).

(d)(11)	Investment Advisory Agreement between the Trust and SMI Advisory Services, LLC, with respect to the Sound Mind Investing Balanced Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 101 filed February 22, 2013 (File No. 811-22208).

(d)(12)	Investment Advisory Agreement between the Trust and Bradley, Foster & Sargent, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 126 filed September 23, 2013 (File No. 811-22208).

(d)(13)	Investment Advisory Agreement between the Trust and Dana Investment Advisors, Inc. with respect to the Dana Large Cap Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 132 filed October 28, 2013 (File No. 811-22208).

(d)(14)	Investment Advisory Agreement between the Trust and BRC Investment Management LLC with respect to the BRC Mid Cap Diversified Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 197 filed March 2, 2015 (File No. 811-22208).

(d)(15)	Investment Advisory Agreement between the Trust and SMI Advisory Services, LLC with respect to the SMI Bond Fund and the SMI 50/40/10 Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 208 filed April 27, 2015 (File No. 811-22208).

(d)(16)	Investment Advisory Agreement between the Trust and Dana Investment Advisors, Inc. with respect to the Dana Small Cap Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 222 filed November 2, 2015 (File No. 811-22208).

(e)(1)	Distribution Agreement among the Trust, Unified Financial Securities, LLC, and Kovitz Investment Group Partners, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 226 filed February 24, 2016 (File No. 811-22208).

(e)(2)	Distribution Agreement among the Trust, Unified Financial Securities, LLC, and SMI Advisory Services, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 227 filed February 29, 2016 (File No. 811-22208).

(e)(3)	Distribution Agreement among the Trust, Unified Financial Securities, LLC, and Dana Investment Advisors, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 228 filed February 29, 2016 (File No. 811-22208).

(e)(4)	Distribution Agreement among the Trust, Unified Financial Securities, LLC and BRC Investment Management, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 229 filed February 29, 2016 (File No. 811-22208).

(e)(5)	Distribution Agreement among the Trust, Unified Financial Securities, LLC and Granite Investment Advisors, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 230 filed February 29, 2016 (File No. 811-22208).

(e)(6)	Distribution Agreement among the Trust, Unified Financial Securities, LLC and Dreman Value Management, LLC – To be filed.

(f)	Not applicable.

(g)(1)	Custody Agreement between the Trust and Huntington National Bank – Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 filed October 6, 2008 (File No. 811-22208).

(g)(2)	Amended Appendix B to the Custody Agreement between the Trust and Huntington National Bank – Incorporated by reference to Registrant’s Post-Effective Amendment No. 222 filed November 2, 2015 (File No. 811-22208).

(g)(3)	Amended Appendix D to the Custody Agreement between the Trust and Huntington National Bank – Incorporated by reference to Registrant’s Post-Effective Amendment No. 19 filed June 29, 2010 (File No. 811-22208).

(g)(4)	Custody Agreement between the Trust and Citibank, N.A. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 21 filed December 16, 2010 (File No. 811-22208).

(g)(5)	Custody Agreement between the Trust and FOLIOfn Investments, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 41 filed June 23, 2011 (File No. 811-22208).

(h)(1)	Mutual Fund Services Agreement between the Trust and Unified Fund Services, Inc. – Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 filed October 6, 2008 (File No. 811-22208).

(h)(2)	Amended Exhibit A to the Mutual Fund Services Agreement between the Trust and Unified Fund Services, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 19 filed June 29, 2010 (File No. 811-22208).

(h)(3)	Mutual Fund Services Agreement among the Trust, Huntington Asset Services, Inc. and Cloud Capital, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 41 filed June 23, 2011 (File No. 811-22208).

(h)(4)	Mutual Fund Services Agreement among the Trust, Huntington Asset Services, Inc. and Kovitz Investment Group, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 54 filed November 22, 2011 (File No. 811-22208).

(h)(5)	Mutual Fund Services Agreement among the Trust, Huntington Asset Services, Inc. and Granite Investment Advisors, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 57 filed December 20, 2011 (File No. 811-22208).

(h)(6)

(i) Mutual Fund Services Agreement among the Trust, Huntington Asset Services, Inc. and BRC Investment Management LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 95 filed December 20, 2012 (File No. 811-22208).

(ii) Amended Schedule A to the Mutual Fund Services Agreement among the Trust, Huntington Asset Services, Inc. and BRC Investment Management LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 197 filed March 2, 2015 (File No. 811-22208).

(iii) Second amendment to the Mutual Fund Services Agreement among the Trust, Ultimus Asset Services, LLC and BRC Investment Management LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 229 filed February 29, 2016 (File No. 811-22208).

(h)(7)	Mutual Fund Services Agreement among the Trust, Huntington Asset Services, Inc. and Dreman Value Management, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 104 filed February 28, 2013 (File No. 811-22208).

(h)(8)

(i) Mutual Fund Services Agreement among the Trust, Huntington Asset Services, Inc. and SMI Advisory Services, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 100 filed February 20, 2013 (File No. 811-22208).

(ii) Restated Amendment to the Mutual Fund Services Agreement among the Trust, Huntington Asset Services, Inc. and SMI Advisory Services, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 227 filed February 29, 2016 (File No. 811-22208).

(h)(9)	Mutual Fund Services Agreement among the Trust, Huntington Asset Services, Inc. and Bradley, Foster & Sargent, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 126 filed (September 23, 2013 (File No. 811-22208).

(h)(10)

(i) Mutual Fund Services Agreement among the Trust, Huntington Asset Services, Inc. and Dana Investment Advisors, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 132 filed October 28, 2013 (File No. 811-22208).

(ii) Amendment to the Mutual Fund Services Agreement among the Trust, Huntington Asset Services, Inc. and Dana Investment Advisors, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 222 filed November 2, 2015 (File No. 811-22208).

(h)(11)	Expense Limitation Agreement between the Trust and Long Short Advisors, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 216 filed September 25, 2015 (File No. 811-22208).

(h)(12)	Expense Limitation Agreement between the Trust and Golub Group, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 211 filed June 1, 2015 (File No. 811-22208).

(h)(13)	Expense Limitation and Fee Waiver Agreement between the Trust and Cloud Capital, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 186 filed January 20, 2015 (File No. 811-22208).

(h)(14)	Expense Limitation Agreement between the Trust and Kovitz Investment Group Parners, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 226 filed February 24, 2016 (File No. 811-22208).

(h)(15)	Expense Limitation Agreement between the Trust and Granite Investment Advisors, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 230 filed February 29, 2016 (File No. 811-22208).

(h)(16)	Amended Expense Limitation Agreement between the Trust and BRC Investment Management LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 119 filed May 30, 2013 (File No. 811-22208).

(h)(17)	Expense Limitation Agreement between the Trust and Dreman Value Management, LLC – Filed herewith.

(h)(18)	Expense Limitation Agreement between the Trust and SMI Advisory Services, LLC with respect to the Sound Mind Investing Fund, the SMI Conservative Allocation Fund, and the SMI Dynamic Allocation Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 227 filed February 29, 2016 (File No. 811-22208).

(h)(19)	Amended and Restated Expense Limitation Agreement between the Trust and Bradley, Foster & Sargent, Inc. – Incorporated by reference to Post-Effective Amendment No. 218 filed September 28, 2015 (File No. 811-22208).

(h)(20)	Expense Limitation Agreement between the Trust and Dana Investment Advisors, Inc. with respect to the Dana Large Cap Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 132 filed October 28, 2013 (File No. 811-22208).

(h)(21)	Expense Limitation Agreement between the Trust and BRC Investment Management LLC with respect to the BRC Mid Cap Diversified Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 197 filed March 2, 2015 (File No. 811-22208).

(h)(22)	Expense Limitation Agreement between the Trust and SMI Advisory Services, LLC with respect to the SMI Bond Fund and the SMI 50/40/10 Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 208 filed April 27, 2015 (File No. 811-22208).

(h)(23)	Expense Limitation Agreement between the Trust and Dana Investment Advisors, Inc. with respect to the Dana Small Cap Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 222 filed November 2, 2015 (File No. 811-22208).

(i)(1)	Opinion and Consent of Husch Blackwell Sanders LLP, Legal Counsel, with respect to Golub Group Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 5 filed March 10, 2009 (File No. 811-22208).

(i)(2)	Opinion and Consent of the Law Offices of John H. Lively & Associates, Inc., Legal Counsel, with respect to LS Opportunity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 19 filed June 29, 2010 (File No. 811-22208).

(i)(3)	Opinion and consent of the Law Offices of John H. Lively & Associates, Inc., Legal Counsel, with respect to the Cloud Capital Strategic Large Cap Fund, Cloud Capital Strategic Mid Cap Fund, and Cloud Capital Strategic Small Cap Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 41 filed June 23, 2011 (File No. 811-22208).

(i)(4)	Consent of the Law Offices of John H. Lively & Associates, Inc., Legal Counsel, with respect to the Golub Group Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 211 filed June 1, 2015 (File No. 811-22208).

(i)(5)	Opinion and consent of the Law Offices of John H. Lively & Associates, Inc., Legal Counsel, with respect to the Green Owl Intrinsic Value Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 53 filed November 10, 2011 (File No. 811-22208).

(i)(6)	Consent of the Law Offices of John H. Lively & Associates, Inc., Legal Counsel, with respect to the LS Opportunity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 216 filed September 25, 2015 (File No. 811-22208).

(i)(7)	Opinion and consent of the Law Offices of John H. Lively & Associates, Inc., Legal Counsel, with respect to the Granite Value Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 57 filed December 20, 2011 (File No. 811-22208).

(i)(8)	Consent of the Law Offices of John H. Lively & Associates, Inc., Legal Counsel, with respect to the Cloud Capital Strategic All Cap Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 217 filed September 28, 2015 (File No. 811-22208).

(i)(9)	Opinion and Consent of the Law Offices of John H. Lively & Associates, Inc., Legal Counsel, with respect to the BRC Large Cap Focus Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 95 filed December 20, 2012 (File No. 811-22208).

(i)(10)	Opinion and Consent of the Law Offices of John H. Lively & Associates, Inc., Legal Counsel, with respect to the Dreman Contrarian Small Cap Value Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 104 filed February 28, 2013 (File No. 811-22208).

(i)(11)	Opinion and Consent of the Law Offices of John H. Lively & Associates, Inc., Legal Counsel, with respect to the SMI Dynamic Allocation Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 100 filed February 20, 2013 (File No. 811-22208).

(i)(12)	Opinion and Consent of the Law Offices of John H. Lively & Associates, Inc., Legal Counsel with respect to the Sound Mind Investing Fund and the Sound Mind Investing Balanced Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 103 filed February 28, 2013 (File No. 811-22208).

(i)(13)	Consent of the Law Offices of John H. Lively & Associates, Inc., Legal Counsel, with respect to the Green Owl Intrinsic Value Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 226 filed February 24, 2016 (File No. 811-22208).

(i)(14)	Consent of the Law Offices of John H. Lively & Associates, Inc., Legal Counsel, with respect to the Granite Value Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 230 filed February 29, 2016 (File No. 811-22208).

(i)(15)	Opinion and Consent of the Law Offices of John H. Lively & Associates, Inc., Legal Counsel, with respect to the BFS Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 126 filed September 23, 2013 (File No. 811-22208).

(i)(16)	Opinion and Consent of the Law Offices of John H. Lively & Associates, Inc., Legal Counsel, with respect to the Dana Large Cap Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 132 filed October 28, 2013 (File No. 811-22208).

(i)(17)	Consent of the Law Offices of John H. Lively & Associates, Inc., Legal Counsel, with respect to the BRC Large Cap Focus Equity Fund and the BRC Mid Cap Diversified Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 229 filed February 29, 2016 (File No. 811-22208).

(i)(18)	Consent of the Law Offices of John H. Lively & Associates, Inc., Legal Counsel, with respect to the Dana Large Cap Equity Fund and the Dana Small Cap Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 228 filed February 29, 2016 (File No. 811-22208).

(i)(19)	Consent of the Law Offices of John H. Lively & Associates, Inc., Legal Counsel, with respect to the Dreman Contrarian Small Cap Value Fund – Filed herewith.

(i)(20)	Consent of the Law Offices of John H. Lively & Associates, Inc., Legal Counsel, with respect to the Sound Mind Funds – Incorporated by reference to Registrant’s Post-Effective Amendment No. 227 filed February 29, 2016 (File No. 811-22208).

(i)(21)	Opinion and Consent of the Law Offices of John H. Lively & Associates, Inc., Legal Counsel, with respect to the BRC Mid Cap Diversified Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 197 filed March 2, 2015 (File No. 811-22208).

(i)(22)	Consent of the Law Offices of John H. Lively & Associates, Inc., Legal Counsel, with respect to the BFS Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 218 filed September 28, 2015 (File No. 811-22208).

(i)(23)	Opinion and Consent of the Law Offices of John H. Lively & Associates, Inc., Legal Counsel, with respect to the SMI Bond Fund and the SMI 50/40/10 Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 208 filed April 27, 2015 (File No. 811-22208).

(i)(24)	Opinion and Consent of the Law Offices of John H. Lively & Associates, Inc., Legal Counsel, with respect to the Dana Small Cap Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 222 filed November 2, 2015 (File No. 811-22208).

(j)(1)	Consent of Cohen Fund Audit Services, Ltd., Independent Public Accountants, with respect to Golub Group Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 211 filed June 1, 2015 (File No. 811-22208).

(j)(2)	Consent of Cohen Fund Audit Services, Ltd., Independent Public Accountants, with respect to LS Opportunity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 216 filed September 25, 2015 (File No. 811-22208).

(j)(3)	Consent of Cohen Fund Audit Services, Ltd., Independent Public Accountants, with respect to the Cloud Capital Strategic All Cap Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 217 filed September 28, 2015 (File No. 811-22208).

(j)(4)	Consent of Cohen Fund Audit Services, Ltd., Independent Public Accountants, with respect to the Green Owl Intrinsic Value Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 226 filed February 24, 2016 (File No. 811-22208).

(j)(5)	Consent of Cohen Fund Audit Services, Ltd., Independent Public Accountants, with respect to the Granite Value Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 230 filed February 29, 2016 (File No. 811-22208).

(j)(6)	Consent of Cohen Fund Audit Services, Ltd., Independent Public Accountants, with respect to the BRC Large Cap Focus Equity Fund and the BRC Mid Cap Diversified Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 229 filed February 29, 2016 (File No. 811-22208).

(j)(7)	Consent of Cohen Fund Audit Services, Ltd., Independent Public Accountants, with respect to the Dreman Contrarian Small Cap Value Fund – Filed herewith.

(j)(8)	Consent of Cohen Fund Audit Services, Ltd., Independent Public Accountants, with respect to the Sound Mind Funds – Incorporated by reference to Registrant’s Post-Effective Amendment No. 227 filed February 29, 2016 (File No. 811-22208).

(j)(9)	Consent of Cohen Fund Audit Services, Ltd., Independent Public Accountants, with respect to the BFS Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 218 filed September 28, 2015 (File No. 811-22208).

(j)(10)	Consent of Cohen Fund Audit Services, Ltd., Independent Public Accountants, with respect to the Dana Large Cap Equity Fund and the Dana Small Cap Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 228 filed February 29, 2016 (File No. 811-22208).

(k)	Not applicable.

(l)	Initial Capital Agreement – Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 filed October 6, 2008 (File No. 811-22208).

(m)(1)	Distribution Plan under Rule 12b-1 for Golub Group Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 5 filed March 10, 2009 (File No. 811-22208).

(m)(2)	Distribution Plan under Rule 12b-1 for Cloud Capital Strategic Large Cap Fund, Cloud Capital Strategic Mid Cap Fund, and Cloud Capital Strategic Small Cap Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 41 filed June 23, 2011 (File No. 811-22208).

(m)(3)	Distribution Plan under Rule 12b-1 for Granite Value Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 57 filed December 20, 2011 (File No. 811-22208).

(m)(4)	(i) Distribution Plan under Rule 12b-1 for BRC Large Cap Focus Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 95 filed December 20, 2012 (File No. 811-22208).

(ii) Amended Distribution Plan under Rule 12b-1 for BRC Large Cap Focus Equity Fund and BRC Mid Cap Diversified Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 197 filed March 2, 2015 (File No. 811-22208).

(m)(5)	Distribution Plan under Rule 12b-1 for Dreman Contrarian Small Cap Value Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 104 filed February 28, 2013 (File No. 811-22208).

(m)(6)	Distribution Plan under Rule 12b-1 for BFS Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 126 filed September 23, 2013 (File No. 811-22208).

(m)(7)	Distribution Plan under Rule 12b-1 for Dana Large Cap Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 132 filed October 28, 2013 (File No. 811-22208).

(m)(8)	Distribution Plan under Rule 12b-1 for Dana Small Cap Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 222 filed November 2, 2015 (File No. 811-22208).

(n)(1)	(i) Rule 18f-3 Plan for BRC Large Cap Focus Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 95 filed December 20, 2012 (File No. 811-22208).

(ii) Amended Rule 18f-3 Plan for BRC Large Cap Focus Equity Fund and BRC Mid Cap Diversified Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 197 filed March 2, 2015 (File No. 811-22208).

(n)(2)	Rule 18f-3 Plan for Dreman Contrarian Small Cap Value Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 104 filed February 28, 2013 (File No. 811-22208).

(n)(3)	Rule 18f-3 Plan for Dana Large Cap Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 132 filed October 28, 2013 (File No. 811-22208).

(n)(4)	Rule 18f-3 Plan for Dana Small Cap Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 222 filed November 2, 2015 (File No. 811-22208).

(o)	Reserved.

(p)(1)	Code of Ethics for the Trust – Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 filed October 6, 2008 (File No. 811-22208).

(p)(2)	Code of Ethics for Golub Group, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 5 filed March 10, 2009 (File No. 811-22208).

(p)(3)	Code of Ethics for Long Short Advisors, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 19 filed June 29, 2010 (File No. 811-22208).

(p)(4)	Code of Ethics for Unified Financial Securities, Inc. – Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 filed October 6, 2008 (File No. 811-22208).

(p)(5)	Code of Ethics for Cloud Capital, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 41 filed June 23, 2011 (File No. 811-22208).

(p)(6)	Code of Ethics for Kovitz Investment Group, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 53 filed November 10, 2011 (File No. 811-22208).

(p)(7)	Code of Ethics for Granite Investment Advisors, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 93 filed December 13, 2012 (File No. 811-22208).

(p)(8)	Code of Ethics for BRC Investment Management LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 95 filed December 20, 2012 (File No. 811-22208).

(p)(9)	Code of Ethics for Dreman Value Management, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 104 filed February 28, 2013 (File No. 811-22208).

(p)(10)	Code of Ethics for SMI Advisory Services, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 100 filed February 20, 2013 (File No. 811-22208).

(p)(11)	Code of Ethics for Bradley, Foster & Sargent, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 126 filed September 23, 2013 (File No. 811-22208).

(p)(12)	Code of Ethics for Dana Investment Advisors, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 132 filed October 28, 2013 (File No. 811-22208).

(p)(13)	Code of Ethics for Prospector Partners, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 216 filed September 25, 2015 (File No. 811-22208).

(q)	Powers of Attorney – Incorporated by reference to Registrant’s Post-Effective Amendment No. 17 filed June 18, 2010 (File No. 811-22208); and Registrant’s Post-Effective Amendment No. 134 filed February 3, 2014 (File No. 811-22208).

ITEM 29.	Persons Controlled by or Under Common Control with the Registrant.

No person is controlled by or under common control with the Registrant.

ITEM 30.	Indemnification.

Reference is made to the Registrant’s Declaration of Trust, which is filed herewith. The following is a summary of certain indemnification provisions therein.

A person who is or was a Trustee, officer, employee or agent of the Registrant, or is or was serving at the request of the Trustees as a director, trustee, partner, officer, employee or agent of a corporation, trust, partnership, joint venture or other enterprise shall be indemnified by the Trust to the fullest extent permitted by the Delaware Statutory Trust Act, as such may be amended from time to time, the Registrant’s Bylaws and other applicable law. In case any shareholder or former shareholder of the Registrant shall be held to be personally liable solely by reason of his being or having been a shareholder of the Registrant or any series or class of the Registrant and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable series (or allocable to the applicable class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Registrant’s Bylaws and applicable law.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31.	Business and Other Connections of the Investment Adviser.

See the Trust’s various prospectuses and the statements of additional information for the activities and affiliations of the officers and directors of the investment advisers of the Registrant (the “Advisers”). Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the Advisers is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The Advisers currently serve as investment advisers to other institutional and individual clients.

ITEM 32.	Principal Underwriters.

(a)	Unified Financial Securities, LLC also serves as a principal underwriter for the following investment companies: American Pension Investors Trust, Bruce Fund, Inc., H C Capital Trust, Huntington Funds, Unified Series Trust, Capitol Series Trust, and Commonwealth International Series Trust.

(b)	The directors and officers of Unified Financial Securities, LLC are as follows:

Name	Title	Position with Trust
R. Jeffrey Young*	President	Trustee and President
John C. Swhear**	Chief Compliance Officer	Vice President and Chief Compliance Officer
Stephen Preston***	Financial and Operations Principal	None

*	The principal business address of this individual is 37 West Broad Street, Columbus, OH 43215
**	The principal business address of this individual is 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208
***	The principal business address of this individual is 225 Pictoria Dr., Suite 450, Cincinnati, OH 45246

(c)	Not Applicable.

ITEM 33.	Location Of Accounts And Records.

The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

(a)	Huntington National Bank, 41 South High Street, Columbus, Ohio 43215 (records relating to its functions as custodian for Golub Group Equity Fund, Green Owl Intrinsic Value Fund, Granite Value Fund, BRC Large Cap Focus Equity Fund, BRC Mid Cap Diversified Equity Fund, Dreman Contrarian Small Cap Value Fund, BFS Equity Fund, Dana Large Cap Equity Fund, Dana Small Cap Equity Fund, Sound Mind Investing Fund, SMI Conservative Allocation Fund, SMI Dynamic Allocation Fund, SMI Bond Fund, and SMI 50/40/10 Fund).

(b)	Citibank, N.A., 388 Grenwich Street, New York, New York 10013 (records relating to its functions as custodian for LS Opportunity Fund).

(c)	Golub Group, LLC, 1850 Gateway Drive, Suite 600, San Mateo, CA 94404 (records relating to its function as the investment adviser to Golub Group Equity Fund).

(d)	Long Short Advisors, LLC, 1818 Market Street, Suite 3323, Philadelphia, Pennsylvania 19103 (records relating to its function as the investment adviser to LS Opportunity Fund).

(e)	Unified Financial Securities, LLC, 2960 N. Meridian St., Suite 300, Indianapolis, Indiana 46208 (records relating to its function as distributor to the Trust).

(f)	Ultimus Asset Services, LLC, 2960 N. Meridian St., Suite 300, Indianapolis, Indiana 46208 (records relating to its function as transfer agent, fund accountant, and administrator for the Trust).

(g)	Cloud Capital, LLC, P.O. Box 451179, Grove, Oklahoma 74345 (records relating to its function as investment adviser to Cloud Capital Strategic All Cap Fund).

(h)	FOLIOfn Investments, Inc., 8180 Greensboro Drive, 8th Floor, McLean, Virginia 22102 (records relating to its function as custodian for Cloud Capital Strategic All Cap Fund).

(i)	Kovitz Investment Group Partners, LLC, 115 S. LaSalle Street, 27th Floor, Chicago, Illinois 60603 (records relating to its function as investment adviser to Green Owl Intrinsic Value Fund).

(j)	Granite Investment Advisors, Inc., 6 Eagle Square, 3rd Floor, Concord, New Hampshire 03301 (records relating to its function as investment adviser to Granite Value Fund).

(k)	BRC Investment Management LLC, 8400 East Prentice Avenue, Suite 1401, Greenwood Village, Colorado 80111 (records relating to its function as investment adviser to BRC Large Cap Focus Equity Fund and BRC Mid Cap Diversified Equity Fund).

(l)	Dreman Value Management, LLC, 1515 North Flagler Drive, Suite 920, West Palm Beach, Florida 33401 (records relating to its function as investment adviser to Dreman Contrarian Small Cap Value Fund).

(m)	SMI Advisory Services, LLC, 5162 Northwood Drive, Columbus, Indiana 47201 (records relating to its function as investment adviser to the Sound Mind Funds).

(n)	Bradley, Foster & Sargent, Inc., 185 Asylum St., City Place II, Hartford, Connecticut 06103 (records relating to its function as investment adviser to the BFS Equity Fund).

(o)	Dana Investment Advisors, Inc., 15800 W. Bluemound Road, Suite 250, Brookfield, Wisconsin 53005 (records relating to its function as investment adviser to the Dana Funds).

(p)	Prospector Partners, LLC, 370 Church Street, Guilford, Connecticut 06437 (records relating to its function as subadviser to the LS Opportunity Fund).

ITEM 34.	Management Services.

Not Applicable.

ITEM 35.	Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (“Securities Act”) and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and as duly caused this Post-Effective Amendment No. 231 to the Registrant’s Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Indianapolis, and State of Indiana on this 29th day of February, 2016.

VALUED ADVISERS TRUST

By:	*
R. Jeffrey Young, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

*	February 29, 2016
Andrea N. Mullins, Trustee	Date

*	February 29, 2016
Ira Cohen, Trustee	Date

*	February 29, 2016
R. Jeffrey Young, President and Trustee	Date

*	February 29, 2016
Bryan W. Ashmus, Treasurer and Principal Financial Officer	Date

* By:	/s/ Carol J. Highsmith	February 29, 2016
	Carol J. Highsmith, Vice President, Attorney in Fact	Date

INDEX TO EXHIBITS

(FOR REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND THE

INVESTMENT COMPANY ACT OF 1940)

EXHIBIT NO. UNDER PART C OF FORM N-1A	NAME OF EXHIBIT

(h)(17)	Expense Limitation Agreement between the Trust and Dreman Value Management, LLC

(i)(19)	Consent of the Law Offices of John H. Lively & Associates, Inc.

(j)(7)	Consent of Cohen Fund Audit Services, Ltd.